[GRAPHIC OMITTED]
                                 CONTINENTS LOGO

                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND

                                   SEMI-ANNUAL
                               ------------------
                               SEPTEMBER 30, 2001

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                               NORTH AMERICA LOGO

                                 TWEEDY, BROWNE
                               AMERICAN VALUE FUND

                            TWEEDY, BROWNE FUND INC.

Investment Adviser's Report .........................................    1
Tweedy, Browne Global Value Fund:
   Portfolio of Investments .........................................   25
   Schedule of Forward Exchange Contracts ...........................   33
   Statement of Assets and Liabilities ..............................   38
   Statement of Operations ..........................................   39
   Statements of Changes in Net Assets ..............................   40
   Financial Highlights .............................................   41
   Notes to Financial Statements ....................................   42
       Investment in the Fund by the Investment Adviser
            and Related Parties .....................................   45
Tweedy, Browne American Value Fund:
   Portfolio of Investments .........................................   49
   Schedule of Forward Exchange Contracts ...........................   54
   Statement of Assets and Liabilities ..............................   55
   Statement of Operations ..........................................   56
   Statements of Changes in Net Assets ..............................   57
   Financial Highlights .............................................   58
   Notes to Financial Statements ....................................   59
       Investment in the Fund by the Investment Adviser
            and Related Parties .....................................   62

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     This report is for the information of the  shareholders  of Tweedy,  Browne
Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------
  INVESTMENT ADVISER'S REPORT
--------------------------------------------------------------------------------




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                                  MANAGERS PHOTO





To Our Shareholders:

     We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the six months ended September 30, 2001. Investment results* for various periods ending September 30, 2001 are presented in the table below.


--------------------------------------------------------------------------------
                                                      MORNINGSTAR  MORNINGSTAR
                                                         WORLD       FOREIGN
                TWEEDY, BROWNE       MSCI EAFE (1)    STOCK FUNDS  STOCK FUNDS
                 GLOBAL VALUE    US $        HEDGED    AVERAGE (2) AVERAGE (3)
--------------------------------------------------------------------------------
6 Months               (8.45)%     (14.90)%    (17.77)%    (13.87)%    (16.11)%
1 Year                 (9.83)      (28.53)     (26.55)     (30.70)     (31.71)
3 Years                13.55        (1.16)       5.17        3.03        0.47
5 Years                12.67        (0.14)       6.08        3.81        1.39
Since Inception (7)    13.00         3.34        7.25        7.81        5.20
--------------------------------------------------------------------------------



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                                        1

--------------------------------------------------------------------------------
                                                                   MORNINGSTAR
                                                     RUSSELL        MID-CAP
                TWEEDY, BROWNE        S&P            MID-CAP       VALUE FUNDS
                AMERICAN VALUE       500 (4)        VALUE (5)      AVERAGE (6)
--------------------------------------------------------------------------------
6 Months              (3.46)%           (9.68)%         (5.32)%          (4.92)%
1 Year                (1.07)           (26.61)          (0.04)           (0.29)
3 Years                8.03              2.03            7.29            10.68
5 Years               12.82             10.23           10.77            10.08
Since Inception (7)   13.95             13.00           12.52            12.33
--------------------------------------------------------------------------------
See page 15 for footnotes 1 through 7, which describe the indices and inception dates of the Funds.
--------------------
* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

     In the aftermath of the September 11th destruction of the World Trade Center and the attack on the Pentagon, we posted the following two letters on our website on September 17th and September 24th. We believe these letters will provide an insight into our thoughts at that time and what steps we took to protect your capital and ours.

                                             SEPTEMBER 17, 2001

     TO OUR SHAREHOLDERS, CLIENTS AND FRIENDS:

         WE, AT TWEEDY, BROWNE, ARE GRATIFIED BY AND APPRECIATIVE OF THE NUMEROUS PHONE CALLS AND EMAILS WE HAVE RECEIVED FROM YOU INQUIRING ABOUT OUR WELL-BEING IN LIGHT OF THE TRAGIC EVENTS OF LAST TUESDAY. WE ARE ALL HERE AND WELL, AS ARE OUR FAMILIES. HOWEVER, IT IS NOT WITHOUT A LARGE MEASURE OF GUILT THAT WE COUNT OUR BLESSINGS WHEN WE THINK OF THE THOUSANDS OF INNOCENT PEOPLE WHOSE LIVES WILL NEVER BE THE SAME. WE EXTEND OUR DEEPEST SYMPATHIES TO THOSE WHO LOST FAMILY MEMBERS AND FRIENDS IN THIS HORRIBLE TRAGEDY. WE ARE HEARTENED BY THE NUMEROUS STORIES OF THOSE WHOSE HEROISM AND SELFLESS GENEROSITY COST THEM THEIR LIVES. WHILE THERE IS LITTLE WE CAN DO TO ALLEVIATE THE SUFFERING OF THOSE MOST DIRECTLY AFFECTED, TWEEDY, BROWNE IS DONATING $50,000 EACH TO THE NEW YORK POLICE AND FIRE WIDOWS AND CHILDREN'S BENEFIT FUND AND TO THE NEW YORK TIMES 9/11 NEEDIEST FUND, WHICH HAS BEEN ESTABLISHED TO PROVIDE RELIEF TO ALL FAMILIES STRUCK BY DEATH OR INJURY IN THE ATTACK, BOTH CIVILIANS AND RESCUE WORKERS. WE WOULD ENCOURAGE OTHERS, WHO ARE ABLE TO DO SO, TO ALSO MAKE DONATIONS TO THESE TWO ORGANIZATIONS.

         THE STOCK MARKETS IN THE UNITED STATES HAVE REOPENED TODAY, AND SO FAR ARE HOLDING UP QUITE WELL IN LIGHT OF WHAT HAS HAPPENED. THE COUNTRY

================================================================================

     AND ITS FINANCIAL INSTITUTIONS ARE STRONG AND RESILIENT. OUR GOVERNMENT IS COMMITTED TO MAINTAINING STABILITY AND CONFIDENCE IN THESE INSTITUTIONS. STOCK MARKETS OUTSIDE THE UNITED STATES REMAINED OPEN LAST WEEK AND EXPERIENCED SOME SIGNIFICANT PRICE FLUCTUATIONS. HOWEVER, THESE STOCK PRICE MOVEMENTS FOR THE MOST PART OCCURRED ON LIGHT TRADING VOLUME, WHICH INDICATES TO US THAT MOST INVESTORS ARE REMAINING CALM, THOUGHTFUL AND SENSIBLE. OUR OWN OPERATIONS AND THOSE OF THE TWEEDY, BROWNE FUNDS HAVE NOT BEEN AFFECTED AND ARE OPEN AND READY TO SERVICE OUR SHAREHOLDERS IN THE NORMAL COURSE OF BUSINESS. PLEASE BE ASSURED THAT OUR COMMITMENT TO YOUR AND OUR FINANCIAL WELL-BEING IS AS STRONG AS EVER, AND OUR CONFIDENCE IN OUR GOVERNMENT AND OUR FINANCIAL MARKETS HAS NOT WAVERED.

         WE PRESENT BELOW THE ADDRESSES OF THE TWO RELIEF ORGANIZATIONS TO WHICH WE ARE MAKING DONATIONS:

          THE NEW YORK POLICE & FIRE WIDOWS'
          & CHILDREN'S BENEFIT FUND
          POST OFFICE BOX 3713
          GRAND CENTRAL STATION
          NEW YORK, NEW YORK 10163

          THE NEW YORK TIMES 9/11 NEEDIEST FUND
          POST OFFICE BOX 5193
          GENERAL POST OFFICE
          NEW YORK, NEW YORK 10087

                                             SEPTEMBER 24, 2001

    TO OUR SHAREHOLDERS, CLIENTS AND FRIENDS:

         THE US STOCK MARKETS HAVE COMPLETED THEIR FIRST WEEK OF TRADING SINCE THE HORRIFIC EVENTS OF SEPTEMBER 11TH. DESPITE CERTAIN SEGMENTS OF THE MEDIA ATTEMPTING TO DESCRIBE THE MARKETS' REACTION IN THE WORST POSSIBLE LIGHT, WE ARE HEARTENED BY HOW WELL INVESTORS PROCESSED THE EVENTS OF THE PREVIOUS WEEK. AS WOULD BE EXPECTED, ALL MAJOR STOCK MARKET INDICES DECLINED, BUT THE DECLINES WERE CHARACTERIZED BY A DEFINITE ABSENCE OF PANIC. FOR THE WEEK ENDED SEPTEMBER 21ST, THE DJIA(8) DECLINED 14.26%, THE S&P 500 WAS DOWN 11.6%, THE NASDAQ COMPOSITE(9) FELL 16.05% AND THE RUSSELL MID-CAP VALUE WAS DOWN 12.01%. INTERNATIONALLY, WHERE MARKETS REMAINED OPEN, THE UNHEDGED

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                                        3

     MSCI EAFE (US$) INDEX FELL 11.4% FOR THE PERIOD SEPTEMBER 11 THROUGH SEPTEMBER 21. LAST WEEK THE DJIA FELL MORE IN PERCENTAGE TERMS THAN IT HAS IN ANY WEEK SINCE THE GREAT DEPRESSION, BUT ITS DECLINE PALES IN COMPARISON TO THE ONE DAY DECLINE OF THE CRASH OF '87. THE VAST MAJORITY OF INVESTORS DID NOT REACT "LIKE DEER CAUGHT IN THE HEADLIGHTS", BUT REMAINED CALM, RECOGNIZING THAT INITIAL, EMOTIONAL REACTIONS MAY NOT BE THE MOST RATIONAL COURSE. MOREOVER, WE BELIEVE THAT IN HIGHLY CHARGED, DYNAMIC SITUATIONS THERE IS NOT MUCH THAT CAN BE DONE. WE BELIEVE IT IS PRUDENT TO SIT BACK AND WAIT UNTIL THE SITUATION CALMS DOWN. IF ONE IS NOT PREPARED FOR SUCH SITUATIONS BEFORE THEY HAPPEN, IT IS TOO LATE TO PREPARE AFTER IT BEGINS.

         BOTH OF THE TWEEDY, BROWNE FUNDS DECLINED LESS THAN BENCHMARK INDEXES. THE AMERICAN VALUE FUND LOST 10.8%, AND THE GLOBAL VALUE FUND FELL 10.96% IN THE WEEK ENDED LAST FRIDAY. FOR THE CALENDAR YEAR TO DATE AS OF LAST FRIDAY, THE AMERICAN VALUE FUND IS DOWN 13.3% AND THE GLOBAL VALUE FUND IS DOWN 15.8%. BY COMPARISON, THE DOW JONES INDUSTRIALS(8) WERE DOWN 23.65%, THE S&P 500 WAS OFF 26.85%, THE NASDAQ COMPOSITE(9) DECLINED 42.39%, THE RUSSELL MID-CAP VALUE WAS DOWN 14.27% AND THE UNHEDGED MORGAN STANLEY EAFE (US$) INDEX WAS OFF 33.29%. WHILE WE MADE VERY FEW CHANGES TO THE PORTFOLIOS, WE DID CAREFULLY REVIEW OUR HOLDINGS TO DETERMINE IF WE HAD EXPOSURE TO COMPANIES WE BELIEVED MIGHT BE PERMANENTLY IMPAIRED AS A RESULT OF THE TERRORIST ATTACKS. WE CONCLUDED FOR THE VAST MAJORITY OF OUR HOLDINGS THAT WE WERE IN PRETTY GOOD SHAPE. A SIGNIFICANT PORTION OF OUR HOLDINGS IN BOTH FUNDS ARE IN FINANCIAL AND PHARMACEUTICAL STOCKS, NEWSPAPERS AND CONSUMER GOODS COMPANIES. WHILE THESE INDUSTRIES ARE NOT IMMUNE TO THE EFFECTS OF AN ECONOMIC SLOW DOWN OR A RECESSION, SHOULD THAT OCCUR, WE BELIEVE THAT OUR INVESTMENTS ARE RELATIVELY SAFE.

         STOCK MARKETS LIKE NOTHING LESS THAN UNCERTAINTY, WHICH WAS IN GREAT ABUNDANCE LAST WEEK AND WHICH MAY WELL CONTINUE TO BE FOR SOME TIME INTO THE FUTURE. WHILE THE STOCK MARKETS MAY CONTINUE TO EXPERIENCE GREATER THAN NORMAL VOLATILITY, WE DO NOT THINK IT PRUDENT TO RUSH INTO CASH SO LONG AS WE ARE COMFORTABLE WITH WHERE OUR MONEY IS INVESTED. WE BELIEVE THAT MUCH OF THE SELLING THAT TOOK PLACE LAST WEEK WAS BY INVESTORS WHO ARE LESS CONFIDENT IN OWNING STOCKS FOR THE LONG TERM, OR FOR WHOM THE STOCK MARKET IS A GAME OF CHANCE, NOT AN OPPORTUNITY TO INVEST SOUNDLY. ADDITIONALLY, SOME INVESTORS WHO BOUGHT STOCKS ON MARGIN (BORROWED MONEY) MAY HAVE BEEN SUBJECT TO MARGIN CALLS OR REALIZED THEY COULD BE FORCED TO SELL IF THE MARKET CONTINUED ON ITS DOWNWARD COURSE. WE LIKE TO THINK WE ALWAYS INVEST IN A WAY THAT TAKES INTO CONSIDERATION UNFORESEEN NEGATIVE EVENTS AT ALL TIMES SO THAT WHEN MARKETS RECOVER, WE

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                                        4

     WILL STILL BE IN THE GAME AND ABLE TO PARTICIPATE. WE ALSO BELIEVE THAT INVESTORS WHO RUSH FOR THE DOOR AND SELL OUT IN BAD TIMES, DO SO AFTER THE WORST OF THE DAMAGE IS DONE, AND DO NOT GET BACK IN UNTIL MOST OF THE DAMAGE HAS BEEN REPAIRED.

         FOR OUR PART, DURING THIS PERIOD, THE MANAGING DIRECTORS OF TWEEDY, BROWNE HAVE NOT REDEEMED A SINGLE SHARE OF OUR HOLDINGS IN THE FUNDS AND OUR EMPLOYEE RETIREMENT PLAN CONTINUES TO BE 99% INVESTED IN THE MUTUAL FUNDS. DURING THESE UNSETTLED TIMES, SHOULD OUR PERSONAL VIEW CHANGE AND WE DECIDE TO REDEEM ANY OF OUR INVESTMENTS IN THESE VEHICLES, WE PLEDGE THAT WE WILL INFORM OUR SHAREHOLDERS VIA OUR WEBSITE BEFORE MAKING ANY SUCH REDEMPTIONS. WE BELIEVE OUR SHAREHOLDERS HAVE ALSO SHOWN THEIR RESOLVE TO STAY THE COURSE WITH LESS THAN ONE-HALF OF ONE PERCENT OF THE FUNDS' SHARES BEING REDEEMED DURING WHAT WAS CLEARLY A VERY SCARY TIME. WE APPRECIATE WHAT WE INTERPRET AS A VOTE OF CONFIDENCE IN OUR EFFORTS.

         AS WE CONCLUDED WRITING THIS LETTER, THE US STOCK MARKETS HAVE JUST CLOSED ON AN UPBEAT NOTE. WHILE NO ONE CAN SAY THE MARKETS' DECLINE IS NOW OVER, IT IS ENCOURAGING TO SEE INVESTORS' CONFIDENCE RETURNING. WE THINK IN LARGE MEASURE THIS IS ATTRIBUTABLE TO THE LEADERSHIP SHOWN BY OUR ELECTED OFFICIALS BOTH IN NEW YORK AND WASHINGTON. MAYOR GIULIANI HAS PERFORMED MAGNIFICENTLY THROUGHOUT THIS CRISIS AND IS DESERVING OF THANKS FROM ALL NEW YORKERS. THOSE OF US WHO LIVE OR WORK IN NEW YORK KNOW THAT THE REALITY OF THE DESTRUCTION AND CARNAGE HEAPED ON THE CITY WAS EVEN WORSE THAN THE PICTURES IN THE PRESS AND ON TELEVISION. HOWEVER, IF WE HAVE TO BE IN THE SITUATION WE ARE IN, WE ARE COMFORTED KNOWING WHO IS IN CHARGE.

--------------------
     See page 15 for footnotes 8 and 9.

      We will from time to time provide you with updates, especially during times of extraordinary economic and political stress, via our website. We encourage shareholders to visit the site periodically. Our address is: www.tweedy.com or www.tweedybrowne.com.

      The question that is most often asked now is: "What will be the effect of this terrible tragedy?" There is no lack of "experts" willing to make predictions. A few hours spent watching television will provide the viewer with enough conflicting predictions to confuse the most clear-headed among us. We believe the only honest answer is, "We don't know." The economy was already weakening as a result of the bursting of the technology bubble. For a while, too much paper wealth and too many jobs were created by companies that never had any chance of success. The economy grew at

================================================================================
      better-than-average rates as a result of investments in technology and telecommunications equipment that proved to be excessive. Much of the growth was at best not sustainable, and perhaps even ephemeral. The economy has been adjusting. People who had worked at now-defunct dot.com companies were being recycled into more mundane industries. Companies that invested aggressively in new technologies were struggling to shed unprofitable investments and pay down debt. Such venerable enterprises as Lucent Technologies had to fend off rumors of impending bankruptcy, while JDS Uniphase took one of the largest write-offs in corporate history, $45.9 billion pre-tax. An economy that was already in a fragile condition did not need the additional impact of the tragedy of September 11th.

      As we have said in our letter of September 24th, stock markets like nothing less than uncertainty. As we now try to cope with an attack unprecedented in our history, uncertainty is running high. World stock markets have been abnormally volatile and probably will continue to be for the foreseeable future. There is nothing we can do about that other than accept it. Trying to react to a stock market where the emotional quotient is highly dynamic is a futile exercise. While there will always be stories of stock-market jockeys who reacted quickly and profited, for most of us, decisions made in haste are rarely good ones. Investors who sold during the week of September 17th, the first week the US stock markets were open following the attack on the World Trade Center, probably regret that decision today. To quote a good friend, "In all my years of investing, the big money was never made in the buying and selling. The big money was made in the waiting."

      We have heard discussions by investors, both large and small, hypothesizing about how they will be affected should the stock market fall 10%, 20% or 30% as a result of the attack on the World Trade Center. We have a few comments and observations. In case no one noticed, the stock market has already fallen 30%. In the 18 months from April 1, 2000, the high water mark of the technology bubble, through September 28, 2001, the Standard & Poor's 500 Index is down 29.3%, and the NASDAQ Composite is down a whopping 67.1%, both primarily because of the "TMT" stocks; i.e., technology, media and telecommunications. Over the same 18-month period, the Tweedy, Browne American Value Fund gained 10.83%. Again over the same period, the MSCI EAFE Index in dollar terms lost 36.9%, and the same Index hedged back into the dollar lost 29.25% while the Tweedy, Browne Global Value Fund lost 3.72%. Discussions about whether stocks will fall further from these levels revolve around a short-term reaction to the terrorist attacks. Longer term, most investors assume stocks will recover. No

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                                        6
      permanent loss of capital as a result of the attacks is seen, only a short-term, emotional reaction. In our opinion, investors should be more concerned with losses experienced prior to September 11th. Those losses may well be permanent unless one remains hopeful that Lucent will return to $76 per share from its current price of about $6; that Cisco Systems will go back to $77 from its current price in the mid-teens; or that British Telecom, which traded at 346P in 1997, rose to 1,349P at the end of 1999, and is now back at about 355P, will regain its former high in the foreseeable future. These are just three examples of the "blue chips of the tech world." There are hundreds more.

      We continue to believe that sound investment principles, consistently applied, will provide above-average returns over long periods of time. Investment management is about two basic goals: seeking an acceptable rate of return AND capital preservation. In the short term, greater emphasis may be given to one or the other of these goals largely based upon whether the markets have been good or bad in the recent past. In the extreme, some investors have ridden with one goal or the other almost exclusively by making outsized bets on stocks through margin accounts and options and derivatives when times are good, and retreating into cash when markets turn down. Sounds great. Capture more than 100% of the upside by leveraging into stocks in the good times, and avoid the downside by going into cash when the market heads south. A recent article in THE NEW YORK TIMES talked about a small group of technology-heavy mutual funds that were down anywhere from 40% to 70% in the past year. The year before, these funds had enjoyed triple-digit gains. If you got in at the beginning and stayed to the end, your return ranged from modestly positive to modestly negative. Unfortunately, most investors in these funds did not get in at the beginning. Most came in AFTER the funds had enjoyed significant gains. The average investor missed a large part of the ride up, but suffered most of the ride down. The article estimates that something more than $4 BILLION was lost by investors in this group of funds alone. If only your morning horoscope or the leaves in your afternoon tea could tell you when to switch your portfolio from stocks to cash and back again. Or perhaps the endless line of talking heads we see on the news shows could tell us when to switch. Or maybe you just don't try, as we do not, to predict what markets will do in the short term and accept that, in the short term, markets are influenced by a continual series of unpredictable events, some good and some bad, which drive less experienced, or more emotional investors to overreact to events over which they have no control. In a recent BUSINESS WEEK article, the portfolio manager of one $30 billion mutual fund that was down 38.6% for the twelve months ended August 17, 2001 was quoted as saying, "We're so upset at the

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                                        7
      returns that we are working that much harder - I'm never going to take a vacation again until I improve the performance at my fund." We guess he thinks that if he hadn't taken a vacation last year, his fund would have avoided its 38% decline. Are we supposed to be comforted by statements like this?

      Recognizing the limits of one's abilities to predict the future does not mean one is defenseless in defining an investment strategy that consistently balances your desire for an acceptable rate of return on your investments while at the same time protecting your capital in times of economic stress. As we have said, we are as concerned with the return of our capital as we are with the return ON our capital. In any short-term time period, the value of our investments can decline. This just goes with the territory. The more relevant questions are whether our portfolio can survive sudden, unforeseen shocks to the stock market, and whether the value of our portfolio will come back when more normal conditions return. The answers to both questions are essentially the same.

         1. As we have said before, avoid borrowing money to finance your stock investments. With a sudden drop in the stock market, the equity in your portfolio can drop, causing a forced liquidation of your portfolio to repay loans you have taken out. While sharp, unexpected drops in the stock market are rare, it only takes one to wipe out your investments.

         2. Avoid speculative stocks whose value is more a function of "a greater fool theory" than any underlying fundamentals. There is nothing like a sudden, negative turn in investor sentiment to invoke the "emperor is wearing no clothes" reaction. Periods of stock market stress often lead investors to re-examine their holdings and dump the most speculative stocks they own. An anecdote recently circulating among money managers goes as follows: If you bought $1,000 worth of Nortel Networks stock a year ago, you would have $67 today. If you bought $1,000 worth of Budweiser--the beer, not the stock--drank the beer and returned the cans for your deposit, you would have $79. Seldom do overpriced concept stocks regain their former highs. Periodically, we review a list of stocks that are down 70% or more in the prior 12 months. This year's list as of September 30, 2001 has 873 names, many of which were among the great concept stocks of a year ago.

         3. Diversify. On this point, reasonable investors can disagree. We fall on the side of greater diversification rather than less. Many


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                                        8
              investors believe in managing more concentrated portfolios where only the best ideas are purchased. We are a bit more suspect of our abilities to pick our "best" stocks, and have found that over time there is a randomness to individual stock returns. We now have the ability to make an "attribution analysis" of our Funds' portfolios and their contribution to our results. In reviewing this data, no clues arise as to which types of stocks produced the best returns. The results are random. We also like to limit our risk further in any one stock in case we are wrong. Finally, we are unaware of any empirical evidence which demonstrates that concentrated portfolios outperform diversified portfolios.

      While we like to think we invest "wearing both belts and suspenders", we are not so cavalier that we would ignore the possible ramifications of an attack such as we endured on September 11th. We conducted a careful review of our holdings, both domestic and international, trying to identify those issues we believed could be more vulnerable to a permanent diminution in value. We concluded our pharmaceutical stocks were among the safest. Consumer products companies like Nestle, Diageo and Unilever would not be permanently impaired. While few companies are wholly immune from an economic downturn, we further concluded our banking and newspaper and information company stocks would weather a recession. Although we have no investments in any of the domestic airlines, we were not without exposure to travel-related industries. For example, we own shares in American Express in both Funds. While airplane ticket and hotel charges are a significant part of their revenues, they have diversified well beyond their traditional revenue base. During the Gulf War, the company was much more dependent on these categories, and the declines the company experienced took a year to recover. Today, the American Express card is taken in many more establishments such as pharmacies, Wal-Mart and gas stations. Its franchise is well established. The number of cards issued has increased over the past few years at about 9% per year. The credit card part of its business accounts for approximately 75% of their profits. We believed the company had greater risk in its financial services business, approximately one-quarter of its income, which is dependent in large measure on stock market returns. A decline in the stock market would result in a decline in fee income. We have to assume any decline would be temporary, and that the basic franchise remains intact. Moreover, the company has acknowledged that its cost structure is out of line and needs to be reduced. We estimate recovery earnings of about $2.00 per share. In the aftermath of September 11th, the stock hit a low of $25.61 for a forward-looking price/earnings ratio of 12.8 times. In our experience,

================================================================================
companies of the quality of American Express are seldom that cheap.

      We next looked at our insurance stocks to see what exposure we had to the September 11th attack. One of our larger positions is Transatlantic Holdings, an international reinsurance company with an emphasis on specialty property and casualty products. The company carries a rating of A++ (superior) from A. M. Best & Company, the largest insurance rating agency. It is also more than 50% owned by American International Group, one of the largest and most successful insurance companies in the world. On September 17th, the day trading resumed on the New York Stock Exchange following the terrorist attack of September 11th, the company announced an estimate of $100 million in losses as a result of the destruction of the World Trade Center, a loss its strong financial position can well absorb. Looking forward, reinsurance rates are predicted to soar as a result of September 11th, and with it, so are reinsurance industry profits.

      Both Funds also have a significant position in MBIA Inc., which is in the business of insuring bonds issued by both governmental and corporate entities. Bond insurance enables the issuer to pay a lower interest rate because the stream of payments is insured by a third party company. MBIA is the largest company in this field. Prior to September 11th, the stock was trading at about 13 times estimated 2001 earnings, a reasonably cheap valuation in our opinion. One bond issue for which MBIA had provided insurance was an issue of the Metropolitan Washington Airports Authority which manages both Reagan National and Dulles International Airports. A fairly complex issue, the bonds derive their income from a variety of sources, including airline ticket taxes, passenger facility charges and rental car facilities. The problem in this case was twofold. First, all airport revenues would obviously decline for some time. Second, Reagan National at the time was the only domestic airport still closed. On one hand, a permanent closing of Reagan National could severely impair the bond issue and activate the insurance. On the other hand, the issuing airport authority also runs Dulles Airport, which would have benefited by a closing of Reagan National. After a conversation with the chief financial officer of the airport authority, we believed Reagan National would eventually reopen. In the worst case of it not reopening, the airport authority postulated that this would be construed as a "taking", which would require the government to reimburse the authority for the loss of its property. As we would say, this situation was a bit squishier by which we mean it was more difficult to reach a hard conclusion. However, the combination of alternatives (either the airport re-opens or the authority is due compensation if it remains closed) provided a reasonable degree of comfort. The face value of the bond issue was $1.3 billion, but we did not presume it could ever be a total write-off.

================================================================================

Stockholders equity of MBIA is more than $4 billion. While the worst case scenario would be damaging to MBIA, it probably did not threaten the company's continued existence. There are more examples of stocks we reviewed in light of September 11th, but we trust the above examples will provide an insight into what we did during this period. Any changes we made in the Funds' portfolios were in the normal course of finding investment opportunities and were not a reaction to the terrible events of September 11th.

      Investment management is for us a "grunt work" business. It requires a great deal of reading, fact checking, and analysis. Our daily work is closer to investigative journalism than stock market wizardry. A lot of time is spent on the telephone talking with company managements and competitors, or other experts in a particular industry. Sometimes a visit is necessary. It involves passing a company through our own analytical filter and asking the questions we consider pertinent. It is not a Michael Douglas movie full of intrigue and ego or hair gel and gold cufflinks. On any given day, were you to visit our offices, you would be reminded more of the reading room in a college library than some frenetic trading room at a major brokerage firm. We like to think we act in a deliberate manner in making investment decisions. Some might label us "slow," but we have never considered the ability to make snap decisions a plus in our business. Fast action might make the stockbrokers happy, but it does not necessarily produce investment gains. If your horizon is measured in hours, days or weeks, the willingness to make snap decisions may be of some value. If your time horizon is like ours, five or even ten years, an extra day or week or more is of little importance if it helps us to reach the right conclusion.

      Every company we research, as we say "put under the microscope," ends up going through the same process. One of us or one of our analysts reads all the available company filings and reports, brokerage research reports, etc. There are conversations with the company or other knowledgeable sources. The company is then written up in a form we call the "Rolodex Form" which in its simplest form is a series of boxes which are filled in with the basic quantitative information. (It used to be handwritten notes literally in a Rolodex file, hence its name. Of course, that was in the Dark Ages, before computers.) Our Rolodex Form also includes comment sections in which the nature of the business is described and analyzed. We discuss historic trends, product pricing, competitive position, and anything else we think is relevant to making an investment decision. Depending on the complexity of the company, the whole process can take several days or several weeks. This report is sent via Email to all the managing directors and analysts in the firm and comments are solicited. The Rolodex is permanently stored in our

================================================================================
research database. The comments may take the form of a conclusion or give rise to a series of additional questions. These comments can be quite amusing, or they can be quite insightful. Another managing director or analyst may know something about the company that the author of the Rolodex does not, or they may know someone knowledgeable who should be contacted for more information. All comments are sent to all parties who received the original Rolodex. Ultimately a consensus is reached and the final decision to buy or not to buy is made by an investment committee consisting of four of our managing directors. The decision does not have to wait for a regularly scheduled meeting of the investment committee. We either gather in each other's offices, meet in cyberspace or talk on the telephone. As an illustration, we have attached as Appendix 1 a Rolodex Form along with subsequent Email opinions and commentary on Head NV, a Dutch manufacturer of sporting goods. Although, the company looked cheap at first glance based on its price/earnings ratio, we ultimately passed on it as an investment for reasons you will read. Many Rolodexes are longer and include many more Emails and requests for additional information. Space will not allow for one of the more complex examples. However, the Head NV example is fairly representative of how we think. It also illustrates that while the initial generation of an investment idea is quantitative, qualitative aspects of the analysis are what drive our conclusions.

      Fortunately, all of us are thick-skinned enough not to take rejection of one of our Rolodexes personally (at least not for more than a day!). No one's work is rated on how many of their Rolodexes make it to the buy list. We prefer to be objective observers of our work rather than advocates for any particular stock. The "grading" of our work is on the quality of the analysis and not the acceptance of the idea. As mundane as our research may be, we actually have fun doing it. We have no need for the adrenaline-popping and swashbuckling market trading habits of some of our peers. We get our jollies finding value that others may have overlooked.

      A quick glance at our Funds' portfolios shows that the search for value leads in many directions. We do not develop investment "themes" or make large sector bets. We can end up with larger investments in certain industry sectors than you would find in a benchmark index like the S&P 500 or the MSCI EAFE. This is a result of where we found stocks that met our criteria rather than any industry sector bias. Financial stocks which include banks, financial services and insurance companies, have generally been a larger-than-benchmark component in our portfolios. Something has to fill the technology void! Kidding aside, these are industries that are basic from inception to any capitalist society. One of the first things a developing country sets up is a banking system. As soon as any wealth is created, owners

================================================================================
want to insure it. As soon as citizens start to save money, someone has to invest it. While some financial companies can fail, they are seldom rendered obsolete. Many have been around for decades, if not centuries. We also tend to have holdings in food, beverages, and pharmaceuticals. These are industries as basic to everyday life as you can get. They are also fairly easy to understand and on average will grow with or better than the overall economy. As a society's wealth increases, people want better food, more things to drink and more medicines. They also have more assets to invest and more possessions to insure. Their lives are worth more and also need to be insured. You do not have to worry about someone inventing a substitute for food like you do with a Palm Pilot. You also do not have to guess if, in the future, programs will arrive on your television set via cable, satellite or over the Internet. On the ground floor of our office building, an AT&T Wireless store is offering a free Ericsson cellular phone. The last time we did the math, it was pretty difficult to make a profit when you gave away the goods. Although the kinds of companies we like probably cannot grow at 20%+ per year, they also do not tend to fall off a cliff because new technology has rendered them obsolete. If bought cheaply enough, we think our stocks can produce rates of return greater than their internal growth rates. Our companies have low sex appeal, but we think they are more stable providers of investment gains.

      This way of investing has also been around for a long time. Our "value added" as managers is to buy good companies when they are cheap, and to ignore investment fads that may be outperforming our investment style at a given point in time. Remember "momentum investing"? This was the often-blind buying of stocks that were "moving" for whatever reason. Often the reason was a Wall
Street analyst's recommendation, an upgrading in a company "buy" rating. One friend told us every time analysts raised their opinion on MCI Communications, MassMutual Corporate Investors went up. This is because the symbol for MassMutual Corporate Investors is "MCI" while the symbol for MCI Communications is "MCIC." Momentum investing worked well for a while. However, in today's uncertain times, there is no momentum to play. Much of the speculation and stock excesses of the '90s have been wrung out of the market.

      Given the amount of wealth that was created and then destroyed in the tech bubble, we are still amazed that the impact on the broader economy has not been greater. Perhaps this is a testament to the strength and resilience of the economies of the developed world. Similarly, investors so far do not seem to be too spooked by our country's military response to the September 11th attack on the World Trade Center and the Pentagon. This tragedy will leave scars for years to come. Those of us who live or work in New York will

================================================================================
always remember where we were when the attack took place. Sadly at first, life goes on even for those most directly affected by September 11th. We cannot say it will be smooth sailing from here on out because we do not know. No one does. However, we like to think we are prepared to ride out any trouble spots ahead, and positioned to enjoy investment gains in the future.

                                    Sincerely,
                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS

October 10, 2001



================================================================================

FOOTNOTES

(1) MSCI EAFE US$ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the US.

(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the US.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) Russell Mid-Cap Value is an unmanaged capitalization-weighted index which assumes reinvestment of dividends that is comprised of mid-cap companies with lower price-to-book value ratios and lower forecasted growth values that are also members of the Russell 1000 Index.

(6) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds that invest primarily in equity securities of issuers with median market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.

(7) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Except for the S&P 500 Index, information with respect to all other indices and averages used is available at month end only; therefore the closest month end to each Fund's inception date, May 31, 1993 and November 30, 1993, respectively, were used.

(8) Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally the leaders in their industry and for the most part are listed on the New York Stock Exchange.

(9) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market.


================================================================================

--------------------------------------------------------------------------------
  APPENDIX 1
--------------------------------------------------------------------------------
Tweedy Browne Stock Rolodex System

--------------------------------------------------------------------------------
 ROLODEX FORM

                                   STOCK NAME:

                                     HEAD NV

                                  DATE CREATED:
                             03/12/2001 11:38:47 AM

                                [GRAPHIC OMITTED]
                                 CONTINENTS LOGO
--------------------------------------------------------------------------------

                                 CURRENT STATUS:

     THE FIELDS THAT APPEAR IN RED ARE REQUIRED FIELDS - YOU CAN NOT LEAVE THEM BLANK!

        ADMINISTRATION
--------------------------------------------------------------------------------
ANALYSIS DATE/TIME: 03/22/2001
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
              NAME            SYMBOL           BB SYMBOL            CUSIP
--------------------------------------------------------------------------------
             HEAD NV                         HED US/HEAD AV

--------------------------------------------------------------------------------
FINANCIALS DATED      ANALYST     PARTNER LIST     EXCH./COUNTRY      NEW/UPDATE
--------------------------------------------------------------------------------
   12/31/2000           RDB            No              Austria             New

        COMMENTS:
        --------
        Stock trades in the US and Austria.

        Of the total shares, 45.5% is owned by the founder, who has an option to raise his stake to 50.5%, effectively controlling the company. Float is about $100 million.

        Company was IPO-ed in the fall of 2000 at a price of $10.00 / EUR 11.295 per share. Roughly 53% of the outstanding shares are in flotation.

        From the fact that the stock was floated at $10.00 and that the first price was $8.00, I conclude that the manager of the IPO (Morgan Stanley) owns stock in abundance.

THIS REPORT IS PROVIDED FOR YOUR INFORMATION AS AN EXAMPLE OF ONE OF THE TOOLS THAT TWEEDY, BROWNE COMPANY LLC USES TO MAKE INVESTMENT DECISIONS. IT IS PROVIDED FOR ILLUSTRATIVE PURPOSES ONLY. THIS MATERIAL IS NOT INTENDED TO BE A FORMAL RESEARCH REPORT AND SHOULD NOT BE CONSTRUED AS AN OFFER OR RECOMMENDATION TO BUY OR SELL ANY SECURITY, NOR SHOULD INFORMATION CONTAINED HEREIN BE RELIED UPON AS INVESTMENT ADVICE. OPINIONS AND INFORMATION PROVIDED ARE AS OF THE DATE INDICATED.


================================================================================

        STOCK INFORMATION
        ------------------------------------------------------------------------
--------------------------------------------------------------------------------
   MARKET  MARKET PRICE DATE   SHARES        MARKET       EXCHANGE     MARKET
   PRICE                      OUTSTANDING CAPITALIZATION    RATE   CAPITAL. (US)
--------------------------------------------------------------------------------
    4.30      03/22/2001       41.140        176.902      1.00000       $176.902

        COMMENTS:
        --------
        Share price in dollars. All numbers in US dollars, the reporting currency.

        Number of shares is 39.82 as reported in the 2000 annual, minus 0.956 in treasury stock, plus 2.278 million shares possible dilution due to options. The strike of these options is on average 0.24 per share.

        SHARE/SEGMENT VALUATION


------------------------------------------------------------------------------------
 NET CURRENT STATED BOOK  ADJ. BOOK   PRICE/STATED  PRICE/ADJ.  SEGMENT    PRICE/
ASSET/SHARE  VAL./SHARE   VAL./SHARE   BOOK VALUE   BOOK VALUE VAL./SHARE SEG. VALUE
------------------------------------------------------------------------------------
                                                                YR. 2001
                5.59       3.35          0.769        1.284       7.00       0.614

        COMMENTS:

        Adjusted Book equals stated book (229.9) minus intangible assets (19.85) and minus activated deferred income taxes (72.2).

        Segment Value is 7 times EBITDA. Returns are decent and there should be some growth. It is important to think about significant value of Tax Loss Carry Forwards in the context of the applied multiple (something like 450 million).

        EARNINGS PER SHARE

--------------------------------------------------------------------------------
    EPS-4      EPS-3      EPS-2        EPS-1       CURRENT     EPS+1      EPS+2
--------------------------------------------------------------------------------
                                                   YR. 2000
               (0.45)     0.27          0.76         0.67       0.88

        COMMENTS:

        Historical eps numbers as reported on the basis of the then outstanding number of shares (excluding extra-ordinaries), with the exception of 2000, where I have used fully diluted number of shares.

        EPS-1 (1999) excludes a tax benefit of 1.47 per share.

        EPS for 2000 and 2001 include some 5 cents in tax benefit. There is something like $450 million in tax loss carry forwards, and there won't be any cash taxes any time soon.

        2000 and 2001 per share earnings include 3 cents amortization.

        The fall in 2000 eps is because of fully diluted end of year number of shares versus average. (EPS based on average shares outstanding for 2000 was 0.89.)

        EPS for 2001 assumes flat EBIT (38,588). Interest charges in 2001 should also be significantly lower than in 2000 as average debt is down due to the repayment of debt



================================================================================
        with money raised in the issue (135 million). The 71 million long term debt left carries a cost of 10.75%, the 40 million short term debt left carries a cost of 4.5%, and interest on the cash and securities I assume to be 2%. With the assumption that end of 2000 debt is a good indication for average debt for 2001, interest expense should then be something to the tune of 8.5 million, down from 17.5 in 2000. Interest cover is then
        4.5. Everything else in the P&L being the same (i.e. no taxes), this gives net profit before goodwill amortization of some 36.1 million. Effectively interest paid is more or less the same as currency gains under that assumption.

        No growth or further currency gains are assumed. A lot of the production is Euro based, and business grows quickest in the US.

--------------------------------------------------------------------------------
                              SALES/      PRICE/      PRICE/     PRICE/
EBIT 0   EBIT+1   EBITDA      SHARE      EARNINGS   EARNINGS+1  EARNINGS+2
--------------------------------------------------------------------------------
YR. 2000
    0.96  0.96     1.33       9.50        6.42        4.89

        COMMENTS:
        --------
        EBITA per share is reported EBIT2000 of 38.6 million plus 1.1 million amortization, divided by fully diluted number of shares.

        EBITA for 2001 assumes flat operating result.

        EBITDA per share is 2000 (EBIT of 38.6 plus 16.1 million in amortization and depreciation)


--------------------------------------------------------------------------------
  NET CASH     NET DEBT         DEBT/        CURRENT     RETURN ON     RETURN ON
                               EQUITY         RATIO        EQUITY       CAPITAL
--------------------------------------------------------------------------------
                                                            YR.            YR.
                 2.32                                      0.20           0.17

        COMMENTS:
        --------
        Net Debt calculated as follows:
        Cash and Equivalents               15,848
        Marketable Securities at Book       2,174
        Short Term Borrowings              41,822
        Long Term Borrowings               71,466

        Net Debt                           95,266


--------------------------------------------------------------------------------
  RANGE-12 MOS.    RANGE-36 MOS.     DIVIDEND         YIELD      E-YIELD/B-YIELD
--------------------------------------------------------------------------------
    8.00-4.25        8.00-4.25         0.00           0.00

        COMMENTS:
        --------


================================================================================

--------------------------------------------------------------------------------
      BUY TYPE           BUY PRICE           SELL PRICE       ORIGINAL BUY PRICE
--------------------------------------------------------------------------------
                            4.50                7.00

        COMMENTS:
        --------


--------------------------------------------------------------------------------
    TOTAL SHARES        PERCENT          AVERAGE          HIGH            LOW
      IN HOUSE          OF OUT            PRICE           PRICE          PRICE
--------------------------------------------------------------------------------

        COMMENTS:
        --------



        CONTACT INFORMATION
        ------------------------------------------------------------------------
----------------------------------------
     COMPANY CONTACT          PHONE
----------------------------------------


--------------------------------------------------------
    BROKER CONTACT            PHONE                FIRM
--------------------------------------------------------
                                                    N/A

        BUSINESS DESCRIPTION
        ------------------------------------------------------------------------

------------------------------------------------------------
 INDUSTRY CODE    BUSINESS DESCRIPTION         PFIC/NON-PFIC
------------------------------------------------------------
                         Code not found             Non-PFIC


------------------------------------------------------------
    FY END:            LAST YEAR:              LAST QUARTER:
------------------------------------------------------------

        COMMENTS:
        --------



        INSIDER ACTIVITY & COMMENTS
        ------------------------------------------------------------------------

        INSIDER ACTIVITY

        COMMENTS/OPINIONS/QUESTIONS
        Head makes and sells skis (Head) and snowboards, ski bindings (Tirolia), tennis racquets (Head) and tennis balls (Penn) as well as diving equipment. There is no EBIT per division, but sales in the last few years can be analyzed as follows:


================================================================================

                      SALES

Winter Sports    97   121.3
                 98   124.1  (underlying  2.3%,  stopped  private  label boots
                              sales to third parties)
                 99   151.4  (underlying 22%, equally split between skis,
                              bindings and boots)
                 00   144.5  (weakness of EUR, 6% underlying, mostly volume)
Racquet Sports   97    88.5
                 98   105.3  (launched Head titanium racquets, racquet sales
                              increased 43%/discontinued shoes)
                 99   152.8  (39.8 million of the increase is consolidation of
                              Penn tennis balls, underlying +7.7 million {7.3%})
                 00   174.0  (21.8 million for Penn consolidation; rest is weak
                              Euro, underlying +7.7%, 24% more racquets, shoes
                              down)
Diving           97    62.3
                 98    67.0
                 99    76.7
                 00    72.2  (underlying 4.3%)

These are obviously a couple of good years, and we lack a longer term history. The numbers show that it is a stop or go business. You have stuff that does well, or you don't, in this game. The success of this business depends on finding innovative products and creating marketing hype around them. Good examples would be the titanium tennis racquet in 1998 or the carving ski in 1994. New, innovative products generally have higher prices. The replacement of existing products by innovative products are probably a more important driver of sales than growth of the tennis playing or skiing population. A good example is the introduction in the fall of 2000 of the Head Intelligence, a tennis racquet that supposedly makes tennis the piece of cake it looks like on TV. The price tag for this racquet is $500, far above existing products. Pricing and volumes are thus derived from innovation. For now, it seems that Head has more momentum in tennis racquets and Amer in skis. The unpredictability of innovation means that this can be a tough industry in the intermittent periods, and also for players who can't afford the R&D efforts associated with innovation (i.e., the development of chemical/metallic compounds and design). Distribution is mostly directly to retailers and to a lesser degree to wholesalers. Geographically, growth is strongest in the US in the last few years, and weakest in Japan (see attachment).

TENNIS
------
The world market for tennis racquets has been declining from the early nineties to 1999, due to the increasing popularity of golf, fewer tennis heroes, demographics and increased durability of the product. At wholesale, world market size was $325 million in 1999 and had 8.2 million units. In the US, wholesale revenue was down 17% versus 1994. I haven't been able to find out price/volume components for the global market. The average price for a racquet at wholesale is then $40, which is quite an amazing number if you compare it to what a racquet goes for in a store. It makes you think that the Internet is much worse news for a distributor than for a producer.

================================================================================

In 1999 the market turned, and was up 3.5% in volume and 7.8% in prices, according to the prospectus. Head has had unit increases of 10% per year on average since 1993 in a generally weak market. It seems there were many more people making tennis racquets 20 years ago than there are now. There are now only three real players left, i.e., Wilson (Sales EUR 698 in 2000, EBIT 51, margin 7.3%, market share 33% in racquets), Head (Sales $ 174, no EBIT given, 23% market share in racquets) and Prince (18% market share in racquets). The rest is ones, but they are being driven into obscurity. (Anybody seen a new Slazenger or Dunlop tennis racquet recently?) Head tennis racquets have gained market share from about 15% in 1995 to 23% in 1999, mostly on the basis of the titanium racquets a few years ago, and I would expect this process to continue with the Head Intelligence racquet.

SKIING
------
The global ski market has been going down from around 6.6 million pairs in the late eighties to 4.4 million pairs in 1999. This is due to the proliferation of snowboarding (and snowboard makers) in the nineties. Snowboards became a very fragmented industry, but many players are now going out of business or are absorbed by the ski makers. The other contributing factor is weak ski sales in Japan, down 60% since 1993 (demographics and popularity of snowboarding), now 19% of global total. Europe is 53% and the US 18%. In skis, bindings and boots a similar concentration process as in tennis racquets has happened, but it is less advanced. The situation was complicated by the snowboarding phenomenon and the fact that ski-bindings and ski boots had different brands than skis and were distributed and sold separately. That is changing, too, as for example Atomic has introduced what they call the Tri-System, where ski, binding and boot are one integrated product with one brand. It is too soon to say whether that will work.

      GLOBAL MARKET ($ WHOLESALE)          HEAD                        OTHERS
Skis        500 million            13%  market share (up from 8%      Atomic 20%
                                   in 1996)
Bindings    180 million            30% market share
Ski boots   350 million            11% (versus 8% in 1998)

The big players in this area are Amer (800,000 pairs in 2000, average price EUR 120-130), Head, Rossignol, Salomon. Head claims a global market share in skis of 13%, but it is hard to contrast this with numbers for the other players, as nobody splits their numbers down in skis, bindings and boots. On a divisional level matters look like this: Amer (sales EUR 170 million, EBIT 32, margin 19%, market share probably a bit higher than Head); Head (sales $144 million, market share around 13%); Salomon (sales for the whole ski/snowboard, clothes division EUR 564 million sales); and Rossignol (sales EUR 1086 but that contains many apparel products). There are quite a few splinter brands left. As an illustration of the power of innovation in skis: carving skis were introduced in 1994 and now have global annual sales of $425 million and make up 85% of all ski sales.

I checked some ski sites on the web; I would say the average retailing price I saw is in the area of EUR 320 - EUR 350 per pair, while I heard from Amer that they sell their Atomic skis at around EUR 120-130 per pair, the rest being the retail margin. It is, by the way, interesting

================================================================================
to note that the price of EUR 120-130 is up from the 110-115 area a few years ago due to the introduction of the carving ski. Demand for the carving skis should remain strong for the next 2 or 3 years based only on replacement of conventional skis, but it isn't growing much over longer periods (a few percent according to the Morgan Stanley report at the time of introduction).

HISTORY
-------
Company was founded in 1950, and pioneered metal skis. It changed hands a few times and in 1993 was bought by then state-owned Austria Tabak. After that it began experiencing all sorts of difficulties. The traces of this can still be seen on the financial overview from the prospectus I send along (high debt, very low interest cover).

In 1996, the present CEO took over the shares in the company for free. He assumed debt of $296 million, negotiated a capital contribution from Austria Tabak of $121 million and committed himself to contributing $22.8 million and keeping employment at specified levels until January 1999. Competitors complained about all of this in Brussels, but the plan to save the company was approved, provided the new shareholder did some more capital contribution and would float the company before the end of 1999.

Of the debt outstanding at the time of the take-over, in June 1998 $71.8 million was forgiven (by Austrian banks) and payment on $49.9 million was postponed. The new owner has rationalized the place and restructured the financing.

Production did and does still take place in Austria, although some of the cheaper parts are made in Czech Republic or are subcontracted in low wages countries.

CONTROVERSY
-----------
There are controversial issues here that need to be made very clear:

1. In June 1999, the CEO/majority shareholder sold a film distribution business (London Films Limited) he privately owned into Head in exchange for 2.1 million shares (21 million dollars at the flotation price). In the six months ending June 2000, London Films had turnover of $339,000 and operating loss of $143,000. Its business was the exploitation of film rights. Before the flotation it was announced that the shares in this company are to be paid out to a company controlled by the majority owner during the first 180 days after the offering at his will. 2. The CEO/majority shareholder exercised 1 million warrants with a strike of $0.005 just before the share issue (in which he sold 5 million shares).

3. The CEO's holding company was paid a $15.7 million dividend before the IPO. The floated company, however, has announced it will not pay a dividend for the foreseeable future.

4. The CEO sold his stake down to 45.5% of the company in the IPO, with the proviso that he was going to be given an option on 5% of the company with a very low strike. He has said he won't exercise until the price is up 40% from the IPO price, but I haven't been able to find a sanction on that promise.

All this controversy is water under the bridge.

================================================================================

COMPARABLES
-----------
The best company to compare Head with is Amer in Finland (AMEAS FH on Bloomberg). Amer owns Wilson tennis racquets (which is the market leader), and Atomic Skis. Amer numbers as well as a research report are on the attached sheets. There doesn't seem to be much sales growth over a long period, but I think they bought and sold a lot of businesses over the years (I am not sure). Amer trades at 9 times net/6 times EBITDA/8 times EBIT. It has an operating margin of 9.1% in 2000 (versus 9.9% for Head).

The other company is Adidas Salomon, at 12 times net/8 times EBITDA/10 times EBIT. The comparison with this one is more difficult as they predominantly do sports shoes. Their winter sports products' turnover is EUR 415 million, and the sector in which this business is reported has a margin of 5.5%. I think they are the biggest guys in skis.

Finally, there is Skis Rossignol (SR FP). They make skis and some other sporting goods. They have sales of EUR 380 but that is not only skis. It trades at 18 times earnings, operating margin of 5%, EV/EBITDA 7.4 and EV/EBIT 17.

CONCLUSION
----------
This seems like the kind of business where the risks are in inventories, in demographics, skiing conditions and missing innovative trends. A breakthrough in new kinds of skis or tennis rackets erodes the value of the inventory/existing product lines rapidly, although products are made in a yearly order-production-delivery cycle based on orders by retailers. I don't know the average life of a sports store and whether or not those are good debtors, but I would have my doubts. But all of this has to be built into producer pricing.

I would guess the effect on retailing of the Internet has been big. Maybe little volume will have been done through the Internet, but it will have a big effect on consumer prices and retailer economics. It is very hard to find out how and if this has changed pricing for producers. Everybody I know bought their tennis racquet either on the Internet or off their tennis teacher, who can always get a very good price somewhere. I don't know how skis are bought and sold, my guess is more through stores than tennis racquets, and that they go through heavy discounting as the season progresses. Ideally one would like to know how many tennis racquets and skis were sold in every year in the whole world in the last ten years and have sales numbers, so that volume and price trends can be clearly established. I haven't been able to find that data. It is not a great activity, but the price we'd pay for it seems low, and I believe that they can squeeze out a few percent of underlying top line growth due to mix improvements.

Prospectus and annual report on www.head.com. In a separate attachment are what seem the most relevant pages from the prospectus.

================================================================================

INVESTMENT COMMITTEE MEMBER COMMENT: #1
---------------------------------------
        With tax losses maybe equal to the market cap (or much more to an acquiror) Head looks cheap (I did not get the attachments yet), so maybe worth a bet as a last puffer if the numbers stack up.

INVESTMENT COMMITTEE MEMBER COMMENT: #2
---------------------------------------
        I agree it looks cheap as a statistical bet, a one puffer. You will not like it, would be my guess, it is not a "keeper, grower". But it probably beats cash. You'd make money on a bunch of these.

INVESTMENT COMMITTEE MEMBER COMMENT: #3
---------------------------------------
        Report was very informative--terrific report. Very good description of the negatives and positives. In the "one puff", low growth category. Based on what I know at the moment, I am not liking this one because of concerns about the sustainabilty of margins and earnings power in combination with the debt level. (In contrast, for example, I thought that the slow-growth, reliable-margin-from-parts-sales pump producer, Weir Group, or newspaper businesses, or something like ANAT or Kansas City Life are fine, slow-growth, one-puff businesses that have worked o.k. on a group basis The common element: the risk of intrinsic value decreasing alot seems low.) I did not receive any number data other than what was in the rolodex report, and I did not read the prospectus, so maybe the conclusion that I will express here is not based on as much information as it should be, and maybe the information that I have not observed will change my mind.

        I observed a 2-year income statement record on Bloomberg. In 1998, the ebit margin was 6%. In 1999, it was 6.6%. I infer that this business has been a lot of trouble in the past--it doesn't sound like an easy reliable business: "the numbers show that it is a stop or go business. You have stuff that does well, or you don't in this game." "Pricing and volume are ...derived from innovation." "The unpredictability of innovation makes that this can be a tough industry in the intermittent periods." "This seems like the kind of business where the risks are in inventories, in demographics, skiing conditions and missing innovative trends." Austria Tabak had trouble owning this business. If you apply a 6% ebit margin (which wouldn't surprise me at all given the qualitative information in this report--and lower than 6% wouldn't surprise me a bit ) to sales/ share of 9.50, you get .57 of ebit. At a 10 multiple, the debt-free value = 5.70, then subtract 2.32 of net debt and the value is 3.38/ shr. A return to a 6% ebit margin and a blended interest cost of 8.5% would generate pre-tax income of .57 ebit minus .20 interest = .37/shr. Assuming a 40% tax rate?( pulled out of the air) eps before the tax loss carryforward effect would be .22/ shr., and the p/e is 19.5X. If, with a little hiccup, you get some operating leverage and ebit disappears, you could have some debt problems. On Bloomberg, it shows that the co. had 4.6 months of sales tied up in receivables: Extended terms a la Sunbeam to boost sales and ebit for the IPO? I have absolutely no idea if the above "glass half empty" stuff will happen, but the level of certainty about earning power, and, hence, intrinsic value, seems low to me. With the goal of trying to average out a return that is a few percentage points above the Index after our fee in mind, my opinion at the moment is to pass at the current price. That's what I would do with my own dough.

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)

                                [GRAPHIC OMITTED]
                                 CONTINENTS LOGO




                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


              COMMON STOCKS--87.7%
              BELGIUM--0.2%
     245,252  Almanij NV ....................................... $    8,353,452
                                                                 --------------
              CANADA--1.1%
      72,400  Canadian Western Bank ............................      1,209,485
     260,700  Melcor Developments Ltd. .........................      4,014,362
   1,853,500  National Bank of Canada, Toronto .................     32,852,866
     238,100  Shirmax Fashions Ltd. ............................        636,808
                                                                 --------------
                                                                     38,713,521
                                                                 --------------
              FINLAND--3.4%
   1,386,477  Huhtamaki Van Leer Oyj ...........................     43,562,581
   1,963,000  Kesko Oyj, B Shares ..............................     16,000,191
     966,689  Kone Oyj, B Shares ...............................     64,267,511
                                                                 --------------
                                                                    123,830,283
                                                                 --------------
              FRANCE--1.2%
     185,919  BNP Paribas SA ...................................     15,204,843
      20,916  Christian Dior SA ................................        501,928
      57,700  Compagnie Lebon SA ...............................      2,522,313
      34,294  GFI Industries SA ................................        502,835
      26,145  LVMH (Louis Vuitton Moet Hennessy) ...............        830,990
   3,910,000  Rhodia SA ........................................     24,926,232
                                                                 --------------
                                                                     44,489,141
                                                                 --------------
              GERMANY--8.2%
   3,634,406  Bayer AG .........................................    104,063,354
     308,565  Boewe Systec AG ..................................      4,805,345
      62,263  Krones AG ........................................      1,978,961
      41,472  KSB AG ...........................................      2,983,760
     104,581  KSB AG, Vorzugsakt ...............................      7,295,640
   2,802,873  Merck KGaA .......................................    102,104,586
     538,914  Moebel Walther AG ................................     10,748,440
     136,187  Moebel Walther AG, Vorzugsakt ....................      1,358,100
   1,245,300  Springer (Axel) Verlag AG ........................     68,046,701
                                                                 --------------
                                                                    303,384,887
                                                                 --------------
              HONG KONG--3.5%
   2,832,000  Cafe De Coral Holdings Ltd. ......................      1,661,188
  24,644,000  Fountain Set Holdings Ltd. .......................      2,685,743
   1,004,000  Grand Hotel Holdings Ltd. ........................         99,119
  14,707,000  Jardine Strategic Holdings Ltd. ..................     36,767,500
  65,394,000  South China Morning Post (Holdings) Ltd. .........     31,441,519
  42,668,285  Swire Pacific Ltd., Class B ......................     21,472,331
  10,946,500  Wing Hang Bank Ltd. ..............................     34,245,181


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


              COMMON STOCKS
              HONG KONG--(CONTINUED)
     156,100  Wing Lung Bank Ltd. .............................. $      528,374
                                                                 --------------
                                                                    128,900,955
                                                                 --------------
              IRELAND--0.6%
  14,910,850  Independent News & Media PLC .....................     22,270,403
   1,111,317  Unidare PLC ......................................      1,214,510
                                                                 --------------
                                                                     23,484,913
                                                                 --------------
              ITALY--1.3%
     569,050  Banco di Sardegna SPA(DAGGER) ....................      4,063,014
     472,500  Bassetti SPA .....................................      1,983,739
   1,156,450  Cristalleria Artistica LaPiana SPA ...............      2,654,051
   1,466,220  Industrie Natuzzi SPA, Sponsored ADR .............     16,055,109
   1,150,500  Maffei SPA .......................................      1,325,436
   3,565,000  Mondadori (Arnoldo) Editore SPA ..................     18,181,487
     276,925  San Paolo IMI SPA ................................      2,905,337
     380,000  Vincenzo Zucchi SPA ..............................      1,671,524
                                                                 --------------
                                                                     48,839,697
                                                                 --------------
              JAPAN--12.6%
     501,395  Aiful Corporation ................................     42,088,048
     722,000  Amatsuji Steel Ball Manufacturing Company Ltd. ...      5,218,181
      28,000  Banyu Pharmaceutical Company Ltd. ................        521,783
     552,900  Chofu Seisakusho Company Ltd. ....................      6,961,721
       1,351  Coca-Cola Central Japan Company Ltd.(DAGGER) .....      8,995,786
      84,920  Coca-Cola West Japan Company Ltd. ................      1,785,651
     270,000  Credia Company Ltd. ..............................      4,158,901
     474,000  Daiwa Industries Ltd. ............................      1,253,337
     148,000  Denyo Company Ltd. ...............................        711,861
   4,935,000  Fujitec Company Ltd. .............................     17,771,465
     627,000  Fukuda Denshi Company Ltd. .......................     16,631,576
   1,094,000  Glory Ltd. .......................................     20,111,304
   1,244,000  Hitachi Koki Company Ltd. ........................      3,519,079
     389,000  Hitachi Medical Corporation ......................      3,542,894
     319,800  Inaba Denki Sangyo Company Ltd. ..................      3,744,824
      76,000  Inaba Seisakusho Company Ltd. ....................      1,059,011
     722,000  Kagawa Bank Ltd. .................................      3,684,848
     321,000  Katsuragawa Electric Company Ltd. ................        552,380
   1,239,000  Kawasumi Laboratories Inc. .......................     11,752,453
     400,000  Kinki Coca-Cola Bottling Company Ltd. ............      3,300,595
   1,108,000  Koito Manufacturing Company Ltd. .................      4,045,832
     131,000  Kokura Enterprise Company Ltd. ...................        615,798
     730,900  Mandom Corporation ...............................     12,147,920
     477,000  Matsumoto Yushi-Seiyaku Company Ltd. .............      7,207,251
   1,941,000  Matsushita Electric Industrial Company Ltd. ......     23,787,959


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


              COMMON STOCKS
              JAPAN--(CONTINUED)

     371,000  Meito Sangyo Company Ltd. ........................ $    4,359,942
      60,200  Mirai Industry Company Ltd. ......................        520,490
      10,500  Miura Company Ltd. ...............................        143,931
     222,000  Morito Company Ltd. ..............................      1,006,296
     374,000  Nankai Plywood Company Ltd. ......................      1,098,800
     634,000  Nippon Broadcasting System Inc. ..................     19,850,748
   1,155,000  Nippon Cable System Inc. .........................     10,664,818
   1,060,000  Nippon Konpo Unyu Soko Company Ltd. ..............      7,767,815
     121,000  Nissay Dowa General Insurance Company Ltd. .......        522,068
     610,000  Nissha Printing Company Ltd. .....................      3,113,237
     552,000  Nitto FC Company Ltd. ............................      1,978,544
     867,000  Riken Vitamin Company Ltd. .......................     13,318,306
      80,000  Rock Paint Company Ltd. ..........................        517,082
     451,000  Sangetsu Company Ltd. ............................      6,428,254
     232,000  Sanko Sangyo Company Ltd. ........................      1,506,354
   1,303,500  Sanyo Shinpan Finance Company Ltd. ...............     37,421,046
     213,000  Sasakura Engineering Company Ltd. ................        697,305
     760,600  Shikoku Coca-Cola Bottling Company Ltd. ..........      6,416,544
     477,000  Shingakukai Company Ltd. .........................      1,313,321
     619,100  Shinki Company Ltd. ..............................      4,838,261
   3,501,000  Shionogi & Company Ltd. ..........................     65,829,251
     452,000  SK Kaken Company Ltd. ............................      8,726,600
     712,000  Sonton Food Industry Company Ltd. ................      5,259,464
     369,000  Tachi-S Company Ltd. .............................      2,106,270
     375,700  Takefuji Corporation .............................     29,644,753
     237,000  Teikoku Hormone Manufacturing Company Ltd. .......      1,283,178
     269,000  TENMA Corporation ................................      3,522,538
     456,000  Tochigi Bank Ltd. ................................      2,648,803
     339,000  Torii Company Ltd. ...............................        776,857
   1,073,000  Torishima Pump Manufacturing Company Ltd. ........      4,809,720
      28,000  Toso Company Ltd .................................         68,161
     386,000  Toyo Technical Company Ltd. ......................      1,409,468
     682,500  Tsubaki Nakashima Company Ltd. ...................      6,301,938
     780,000  U-Shin Ltd. ......................................      2,383,278
     282,000  Zojirushi Corporation ............................      1,159,909
                                                                 --------------
                                                                    464,583,808
                                                                 --------------
              MALAYSIA--0.3%
   7,436,000  Star Publications (Malaysia) Berhad ..............      9,197,109
                                                                 --------------
              MEXICO--1.4%
   9,467,000  Embotelladoras Argos SA ..........................     24,371,527
  23,825,600  Grupo Continental SA .............................     28,802,042
                                                                 --------------
                                                                     53,173,569
                                                                 --------------
=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCKS
              NETHERLANDS--9.3%
   5,000,446  ABN-Amro Holding NV .............................. $   82,472,476
   1,352,757  Akzo Nobel NV ....................................     55,180,126
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ......        181,231
     462,049  EVC International NV(DAGGER) .....................        210,397
   4,423,450  Holdingmaatschappij De Telegraaf NV ..............     64,254,515
      93,298  Internatio-Muller NV .............................      1,860,794
     906,307  Koninklijke Grolsch NV ...........................     14,609,335
     996,173  Koninklijke Wessanen NV ..........................      9,026,922
   3,672,383  Randstad Holding NV ..............................     37,792,729
     476,336  Stork NV .........................................      4,142,844
     459,622  Twentsche Kabel Holding NV .......................     10,004,158
     739,643  Unilever NV, CVA .................................     40,012,016
   3,683,546  Wegener NV .......................................     25,663,115
                                                                 --------------
                                                                    345,410,658
                                                                 --------------
              NEW ZEALAND--0.5%
  18,730,952  Air New Zealand Ltd. .............................      3,619,320
  25,690,411  Carter Holt Harvey Ltd. ..........................     15,467,005
                                                                 --------------
                                                                     19,086,325
                                                                 --------------
              NORWAY--0.5%
   1,895,300  Schibsted ASA ....................................     17,522,245
                                                                 --------------

              SINGAPORE--3.8%
   8,781,031  Cycle & Carriage Ltd. ............................     14,317,385
   8,271,000  Fraser & Neave Ltd. ..............................     33,714,460
   4,210,800  Robinson & Company Ltd. ..........................     10,298,502
   2,697,800  Singapore Press Holdings Ltd. ....................     24,131,957
  10,378,088  United Overseas Bank Ltd. ........................     56,404,568
                                                                 --------------
                                                                    138,866,872
                                                                 --------------
              SOUTH AFRICA--1.0%
   4,343,070  Sappi Ltd. .......................................     37,414,696
                                                                 --------------
              SPAIN--0.8%
   1,446,906  Altadis SA .......................................     23,060,048
      20,834  Banco de Andalucia SA ............................        705,825
     189,588  Indo Internacional  SA(DAGGER) ...................        393,666
   1,694,941  Recoletos Grupo de Comunicacion SA(DAGGER) .......      6,220,732
      41,986  Unipapel  SA .....................................        565,911
                                                                 --------------
                                                                     30,946,182
                                                                 --------------
              SWEDEN--2.8%
     144,785  BRIO AB, B Shares(DAGGER) ........................        617,528

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCKS
              SWEDEN--(CONTINUED)
      33,000  Cloetta Fazer AB, B Shares ....................... $      467,103
   2,438,429  Pharmacia Corporation, Depository Shares .........     98,902,680
     262,800  SAS AB(DAGGER) ...................................      1,354,907
     380,398  VLT AB, B Shares .................................      2,603,050
                                                                 --------------
                                                                    103,945,268
                                                                 --------------
              SWITZERLAND--10.7%
      27,529  Banque Cantonale Vaudoise, Bearer ................      6,045,576
      32,606  Compagnie Financiere Richemont AG ................     61,540,164
       4,315  Daetwyler Holding AG, Bearer .....................      5,578,867
      93,220  Edipresse SA, Bearer .............................     21,625,158
      19,515  Forbo Holding AG .................................      5,070,336
      28,536  Helvetia Patria Holding, Registered ..............      4,157,219
      29,327  Loeb Holding AG ..................................      3,700,980
     570,890  Nestle SA, Registered ............................    121,840,157
   1,850,000  Novartis AG, Bearer ..............................     72,442,655
      13,511  Sarna Kunsstoff Holding AG, Registered ...........     11,300,121
     350,991  SIG Holding AG, Registered .......................     26,272,431
      89,942  Sika Finanz AG, Bearer ...........................     17,748,929
     359,831  Syngenta AG(DAGGER) ..............................     18,186,099
     335,197  Tamedia AG .......................................     16,795,930
       3,232  Zehnder Holding Group AG .........................      1,579,492
                                                                 --------------
                                                                    393,884,114
                                                                 --------------
              UNITED KINGDOM--12.0%
   4,885,418  AGA Foodservice Group PLC ........................     15,724,438
   2,006,739  Alumasc Group PLC ................................      3,170,506
   2,071,754  Amersham PLC .....................................     17,644,969
   6,171,057  BBA Group PLC ....................................     20,315,937
     639,000  Burtonwood Brewery PLC ...........................      1,784,365
   3,979,658  Carclo PLC .......................................      3,889,526
   7,259,790  Diageo PLC .......................................     76,235,206
   4,544,753  Elementis PLC ....................................      2,638,376
     837,282  Folkes Group PLC .................................        861,389
     743,139  GlaxoSmithKline PLC, Sponsored ADR ...............     41,704,961
   1,098,479  Hardys & Hansons PLC .............................      4,383,196
     350,000  Johnston Group PLC ...............................      1,208,830
  15,692,857  Novar PLC ........................................     29,752,332
     584,000  Partridge Fine Art PLC ...........................        450,611
   2,364,718  Rexam PLC ........................................     12,103,188
  20,193,082  Rolls-Royce PLC ..................................     38,581,157
     779,500  Swan Hill Group PLC ..............................        784,758
  23,145,557  Thistle Hotels PLC ...............................     30,785,450
  11,445,386  Trinity Mirror PLC ...............................     58,538,147


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCKS
              UNITED KINGDOM--(CONTINUED)
   4,468,749  TT Electronics PLC ............................... $    7,979,791
   5,025,000  Unilever PLC .....................................     38,144,829
   1,887,334  Weir Group PLC ...................................      6,601,688
   4,504,600  Wolverhampton & Dudley Breweries PLC .............     32,009,729
      37,500  Young & Company's Brewery PLC, Class A ...........        359,618
                                                                 --------------
                                                                    445,652,997
                                                                 --------------
              UNITED STATES--12.5%
     663,000  American Express Company .........................     19,266,780
      75,700  American National Insurance Company ..............      6,131,700
     230,400  Freddie Mac ......................................     14,976,000
      70,000  GATX Corporation .................................      2,354,800
   3,731,110  Hollinger International Inc. .....................     39,176,655
     197,100  Household International Inc. .....................     11,112,498
   1,500,000  MBIA Inc. ........................................     75,000,000
   4,688,434  Panamerican Beverages Inc., Class A ..............     79,000,113
     460,000  PNC Financial Services Inc. ......................     26,335,000
     596,000  Popular Inc. .....................................     18,595,200
   2,260,000  Schering-Plough Corporation ......................     83,846,000
      74,100  Syms Corporation(DAGGER) .........................        363,831
     809,000  Torchmark Corporation ............................     31,551,000
     441,900  Transatlantic Holdings Inc. ......................     37,322,874
     425,000  Wells Fargo & Company ............................     18,891,250
                                                                 --------------
                                                                    463,923,701
                                                                 --------------
              TOTAL COMMON STOCKS
              (COST $3,050,740,346) ............................  3,243,604,393
                                                                 --------------


              PREFERRED STOCKS--0.5%
      15,400  Krones AG ........................................        504,900
     711,476  ProSieben Sat. 1 Media AG ........................      3,336,947
   1,718,250  Villeroy & Boch AG ...............................     14,239,987
                                                                 --------------

              TOTAL PREFERRED STOCKS
              (COST $33,146,811) ...............................     18,081,834
                                                                 --------------


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------


              CONVERTIBLE CORPORATE BOND--0.0%(DAGGER)(DAGGER)
              (COST $103,834)
JPY9,000,000  Shikoku Coca-Cola Bottling, 2.400% due 3/29/02 ... $       76,681
                                                                 --------------

              U.S. TREASURY BILLS--0.4%
$  4,000,000  3.530%** due 2/28/02 .............................      3,961,332
  11,000,000  4.816%** due 11/29/01 ............................     10,957,991
                                                                 --------------

              TOTAL U.S. TREASURY BILLS
              (COST $14,859,739) ...............................     14,919,323
                                                                 --------------

              REPURCHASE AGREEMENT--11.4%
              (COST $423,234,000)
 423,234,000  Agreement with UBS Warburg LLC, 3.220% dated 9/28/01, to be repurchased at $423,347,568 on 10/1/01,
              collateralized by $371,475,000 U.S. Treasury Bonds,
              6.625%, 4.75%, and 6.875% due 4/30/02, 11/15/08 and
              8/15/25 (market value $431,700,594) ..............    423,234,000

TOTAL INVESTMENTS (COST $3,522,084,730*)    100.0%                3,699,916,231
OTHER ASSETS AND LIABILITIES (NET)            0.0(DAGGER)(DAGGER)      (471,340)
                                            ------               --------------
NET ASSETS                                  100.0%               $3,699,444,891
                                            ======               ==============


-------------
  * AGGREGATE COST FOR FEDERAL TAX PURPOSES.
 ** RATE REPRESENTS  ANNUALIZED YIELD AT DATE OF PURCHASE.
(DAGGER) NON-INCOME PRODUCING SECURITY.
(DAGGER)(DAGGER) AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT
CVA--CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)
JPY--JAPANESE YEN

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)





                                        PERCENTAGE OF           MARKET VALUE
SECTOR DIVERSIFICATION                   NET ASSETS              (NOTE 1)
----------------------                  ------------             ----------

COMMON STOCKS:

Food and Beverages ....................  14.8%                $  549,027,895
Pharmaceuticals .......................  13.2                    484,280,063
Printing and Publishing ...............  11.7                    430,288,314
Banking ...............................   8.2                    303,887,309
Financial Services ....................   6.8                    249,765,077
Chemicals .............................   5.9                    214,390,378
Manufacturing .........................   3.9                    143,920,781
Machinery .............................   3.6                    129,693,757
Paper Products ........................   2.6                     97,191,423
Retail ................................   2.6                     92,654,933
Insurance .............................   2.2                     79,684,861
Holdings ..............................   1.6                     60,762,143
Building Materials ....................   1.4                     51,770,566
Aerospace .............................   1.0                     38,581,157
Leisure ...............................   0.8                     30,884,569
Autos .................................   0.8                     31,134,305
Consumer Durables .....................   0.6                     23,787,959
Wholesale .............................   0.6                     23,434,740
Tobacco ...............................   0.6                     23,060,048
Engineering and Construction ..........   0.5                     19,765,053
Radio .................................   0.5                     19,850,748
Transportation ........................   0.4                     15,096,842
Construction Materials ................   0.4                     16,370,457
Consumer Non-Durables .................   0.3                     12,147,920
Medical Research and Supplies .........   0.3                     11,752,453
Electronics ...........................   0.2                      7,979,791
Textiles ..............................   0.2                      6,341,006
Real Estate ...........................   0.1                      4,875,750
Glass Products ........................   0.1                      2,654,051
Health Care ...........................   0.1                      3,936,560
Commercial Services ...................   0.0(DAGGER)(DAGGER)      1,409,468
Mining and Metal Fabrication ..........   0.0(DAGGER)(DAGGER)      1,325,437
Oil and Gas ...........................   0.0(DAGGER)(DAGGER)        615,798
Other .................................   1.7                     61,282,781
                                       ------                 --------------
TOTAL COMMON STOCKS ...................  87.7                  3,243,604,393
                                       ------                 --------------
PREFERRED STOCKS ......................   0.5                     18,081,834
CONVERTIBLE CORPORATE BOND ............   0.0(DAGGER)(DAGGER)         76,681
U.S. TREASURY BILLS ...................   0.4                     14,919,323
REPURCHASE AGREEMENT ..................  11.4                    423,234,000
OTHER ASSETS AND LIABILITIES (NET) ....   0.0(DAGGER)(DAGGER)       (471,340)
                                       ------                 --------------
NET ASSETS ............................ 100.0%                $3,699,444,891
                                       ======                 ==============
------------------------
(DAGGER)(DAGGER) AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO BUY
    4,620,000   Canadian Dollar ................. 11/13/01      $     2,922,889
   11,961,365   European Economic Union Euro .... 10/29/01           10,876,728
   20,000,000   European Economic Union Euro ....  11/1/01           18,184,731
    9,410,000   European Economic Union Euro ....  11/5/01            8,554,849
   61,700,000   European Economic Union Euro .... 11/13/01           56,078,908
    8,000,000   Great Britain Pound Sterling ....  11/1/01           11,740,358
   16,500,000   Great Britain Pound Sterling .... 11/13/01           24,198,887
   78,000,000   Hong Kong Dollar ................ 11/13/01           10,001,863
   62,384,000   Hong Kong Dollar ................ 11/19/01            7,999,613
1,015,700,000   Japanese Yen .................... 10/29/01            8,540,850
1,615,000,000   Japanese Yen .................... 11/13/01           13,594,696
1,500,000,000   Japanese Yen ....................  1/15/02           12,683,667
   21,196,276   New Zealand Dollar .............. 10/29/01            8,600,671
    9,000,000   New Zealand Dollar .............. 10/29/01            3,651,870
   45,500,000   Norwegian Krona .................  3/11/02            5,028,124
   32,500,000   Norwegian Krona .................  3/11/02            3,591,517
    8,450,000   Singapore Dollar ................ 10/29/01            4,787,309
    5,750,000   Singapore Dollar ................ 11/13/01            3,258,099
   26,548,500   Swiss Franc ..................... 10/29/01           16,407,700
    5,000,000   Swiss Franc .....................  11/1/01            3,090,215
   20,000,000   Swiss Franc .....................  11/5/01           12,361,280
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $249,553,441) ..................               $   246,154,824
                                                                ===============
FORWARD EXCHANGE CONTRACTS TO SELL

  4,620,000   Canadian Dollar ................... 11/13/01      $    (2,922,889)
  6,200,000   Canadian Dollar ...................  12/6/01           (3,921,078)
  2,650,000   Canadian Dollar ...................  1/25/02           (1,674,904)
  5,500,000   Canadian Dollar ...................  2/11/02           (3,475,529)
  6,100,000   Canadian Dollar ...................  3/11/02           (3,853,312)
  4,000,000   Canadian Dollar ...................   4/2/02           (2,526,093)
 13,593,920   Canadian Dollar ...................  5/13/02           (8,582,164)
  1,100,000   Canadian Dollar ...................  5/21/02             (694,413)
  2,500,000   Canadian Dollar ...................   6/4/02           (1,578,042)
  6,100,000   Canadian Dollar ...................  6/10/02           (3,850,244)
  4,000,000   Canadian Dollar ...................  6/14/02           (2,524,673)
  7,350,000   Canadian Dollar ...................  8/16/02           (4,637,165)
  1,500,000   Canadian Dollar ...................  8/29/02             (946,283)
 11,961,365   European Economic Union Euro ...... 10/29/01          (10,876,728)
 20,000,000   European Economic Union Euro ......  11/1/01          (18,184,731)
  9,410,000   European Economic Union Euro ......  11/5/01           (8,554,849)
 61,700,000   European Economic Union Euro ...... 11/13/01          (56,078,908)
 26,900,000   European Economic Union Euro ...... 11/19/01          (24,444,741)
 17,000,000   European Economic Union Euro ......  12/6/01          (15,440,927)
 11,431,838   European Economic Union Euro ...... 12/10/01          (10,382,354)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO SELL
 44,500,000   European Economic Union Euro ......  1/15/02      $   (40,373,842)
 15,000,000   European Economic Union Euro ......  1/25/02          (13,605,037)
 88,000,000   European Economic Union Euro ......  2/12/02          (79,781,327)
 48,704,461   European Economic Union Euro ......  2/25/02          (44,142,069)
 20,500,000   European Economic Union Euro ......   3/6/02          (18,575,934)
 25,000,000   European Economic Union Euro ......  3/11/02          (22,651,054)
 10,650,000   European Economic Union Euro ......  3/27/02           (9,645,918)
 34,000,000   European Economic Union Euro ......   4/2/02          (30,790,865)
 27,000,000   European Economic Union Euro ......  4/15/02          (24,445,353)
 38,000,000   European Economic Union Euro ......  4/22/02          (34,399,862)
 37,700,000   European Economic Union Euro ......   5/7/02          (34,118,277)
 13,400,000   European Economic Union Euro ......   5/7/02          (12,126,921)
 64,000,000   European Economic Union Euro ......  5/13/02          (57,912,829)
  8,500,000   European Economic Union Euro ......  5/21/02           (7,690,345)
 25,000,000   European Economic Union Euro ......   6/4/02          (22,612,475)
 65,000,000   European Economic Union Euro ......  6/10/02          (58,785,545)
 51,000,000   European Economic Union Euro ......  6/14/02          (46,120,439)
 15,000,000   European Economic Union Euro ......  6/21/02          (13,562,981)
  3,500,000   European Economic Union Euro ......   7/1/02           (3,164,245)
120,000,000   European Economic Union Euro ......  7/15/02         (108,473,027)
 25,350,000   European Economic Union Euro ......  7/22/02          (22,913,303)
 13,600,000   European Economic Union Euro ......  7/29/02          (12,291,868)
 22,000,000   European Economic Union Euro ......  8/12/02          (19,881,086)
 11,000,000   European Economic Union Euro ......  8/16/02           (9,940,140)
 18,000,000   European Economic Union Euro ......  8/29/02          (16,263,545)
  8,000,000   Great Britain Pound Sterling ......  11/1/01          (11,740,358)
 24,500,000   Great Britain Pound Sterling ...... 11/13/01          (35,931,680)
  7,000,000   Great Britain Pound Sterling ......  12/6/01          (10,254,194)
 10,000,000   Great Britain Pound Sterling ......  1/25/02          (14,611,280)
 14,400,000   Great Britain Pound Sterling ......  2/11/02          (21,023,509)
 20,400,000   Great Britain Pound Sterling ......   3/6/02          (29,751,027)
 11,500,000   Great Britain Pound Sterling ......  3/27/02          (16,754,350)
 12,000,000   Great Britain Pound Sterling ......   4/2/02          (17,477,918)
  7,000,000   Great Britain Pound Sterling ......   4/2/02          (10,195,452)
 10,500,000   Great Britain Pound Sterling ......  4/22/02          (15,278,941)
  2,000,000   Great Britain Pound Sterling ......  5/13/02           (2,907,427)
  6,500,000   Great Britain Pound Sterling ......  5/21/02           (9,445,612)
 23,000,000   Great Britain Pound Sterling ......   6/4/02          (33,401,101)
 20,000,000   Great Britain Pound Sterling ......  6/10/02          (29,036,300)
  8,000,000   Great Britain Pound Sterling ......  6/21/02          (11,608,554)
 15,000,000   Great Britain Pound Sterling ......   7/1/02          (21,756,348)
 16,500,000   Great Britain Pound Sterling ......  7/15/02          (23,917,476)
 20,000,000   Great Britain Pound Sterling ......  7/22/02          (28,982,088)
 17,000,000   Great Britain Pound Sterling ......  8/12/02          (24,612,355)
 15,000,000   Great Britain Pound Sterling ......  8/16/02          (21,713,016)
  9,800,000   Great Britain Pound Sterling ......  8/29/02          (14,177,836)

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO SELL
   78,000,000   Hong Kong Dollar ................ 11/13/01      $   (10,001,863)
   62,384,000   Hong Kong Dollar ................ 11/19/01           (7,999,613)
   80,000,000   Hong Kong Dollar ................  12/6/01          (10,258,903)
  156,000,000   Hong Kong Dollar ................  1/25/02          (20,005,003)
  170,000,000   Hong Kong Dollar ................  4/29/02          (21,800,085)
   66,000,000   Hong Kong Dollar ................   5/7/02           (8,463,514)
   22,650,000   Hong Kong Dollar ................  5/21/02           (2,904,495)
  135,000,000   Hong Kong Dollar ................  6/10/02          (17,311,310)
   30,000,000   Hong Kong Dollar ................  6/14/02           (3,846,947)
  170,000,000   Hong Kong Dollar ................   7/2/02          (21,799,139)
   78,000,000   Hong Kong Dollar ................  7/15/02          (10,001,903)
   15,000,000   Hong Kong Dollar ................  7/22/02           (1,923,437)
   78,000,000   Hong Kong Dollar ................  8/16/02          (10,001,767)
   64,000,000   Hong Kong Dollar ................  8/29/02           (8,206,533)
1,015,700,000   Japanese Yen .................... 10/29/01           (8,540,850)
1,615,000,000   Japanese Yen .................... 11/13/01          (13,594,696)
1,500,000,000   Japanese Yen ....................  1/15/02          (12,683,667)
3,100,000,000   Japanese Yen ....................  2/12/02          (26,258,966)
  960,000,000   Japanese Yen ....................   3/6/02           (8,142,666)
4,340,000,000   Japanese Yen ....................  3/27/02          (36,860,880)
  589,250,000   Japanese Yen ....................   4/2/02           (5,006,769)
8,874,750,000   Japanese Yen ....................  4/15/02          (75,475,972)
3,250,000,000   Japanese Yen ....................  4/22/02          (27,653,403)
6,250,000,000   Japanese Yen ....................   5/1/02          (53,213,126)
2,300,000,000   Japanese Yen ....................   5/7/02          (19,590,659)
  390,000,000   Japanese Yen ....................  5/13/02           (3,323,291)
4,100,000,000   Japanese Yen ....................   6/4/02          (34,991,095)
3,100,000,000   Japanese Yen ....................  6/10/02          (26,467,826)
2,500,000,000   Japanese Yen ....................  6/21/02          (21,361,516)
3,100,000,000   Japanese Yen ....................   7/1/02          (26,508,565)
6,400,000,000   Japanese Yen ....................  7/15/02          (54,789,308)
2,000,000,000   Japanese Yen ....................  8/16/02          (17,166,072)
   30,196,276   New Zealand Dollar .............. 10/29/01          (12,252,541)
   15,000,000   New Zealand Dollar .............. 11/13/01           (6,079,317)
   27,650,000   New Zealand Dollar ..............  12/6/01          (11,186,623)
    3,300,000   New Zealand Dollar ..............  2/11/02           (1,328,901)
    5,278,116   New Zealand Dollar ..............   4/2/02           (2,118,019)
   78,000,000   Norwegian Krona .................  3/11/02           (8,619,642)
   27,652,625   Norwegian Krona .................  4/15/02           (3,044,959)
   33,500,000   Norwegian Krona .................   5/7/02           (3,680,421)
   62,000,000   Norwegian Krona .................  5/21/02           (6,801,645)
   10,500,000   Norwegian Krona .................  6/10/02           (1,149,510)
    8,450,000   Singapore Dollar ................ 10/29/01           (4,787,309)
    5,750,000   Singapore Dollar ................ 11/13/01           (3,258,099)
   40,660,000   Singapore Dollar ................ 11/19/01          (23,040,318)
   49,095,000   Singapore Dollar ................ 12/10/01          (27,828,320)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

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--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO SELL
   29,250,000   Singapore Dollar ................  1/15/02      $   (16,585,346)
   12,600,000   Singapore Dollar ................  2/11/02           (7,147,812)
   17,000,000   Singapore Dollar ................   5/7/02           (9,655,415)
   20,500,000   Singapore Dollar ................   5/7/02          (11,643,295)
   20,000,000   Singapore Dollar ................  6/10/02          (11,365,897)
    7,000,000   Singapore Dollar ................  6/14/02           (3,978,335)
   20,000,000   Singapore Dollar ................  6/21/02          (11,368,029)
   25,200,000   Singapore Dollar ................  7/15/02          (14,330,395)
   27,000,000   Singapore Dollar ................  7/29/02          (15,358,274)
   17,000,000   Singapore Dollar ................  8/16/02           (9,673,491)
   28,700,000   Singapore Dollar ................  8/29/02          (16,335,359)
   62,000,000   South African Rand ..............  2/11/02           (6,710,407)
    9,402,400   South African Rand ..............   4/2/02           (1,009,069)
   81,500,000   South African Rand ..............   5/7/02           (8,694,896)
   23,000,000   South African Rand ..............  5/13/02           (2,451,290)
   32,000,000   South African Rand ..............  6/10/02           (3,394,452)
  105,000,000   South African Rand ..............  7/29/02          (11,048,223)
   53,000,000   South African Rand ..............  8/29/02           (5,548,568)
   98,448,000   Swedish Krona ................... 11/19/01           (9,207,703)
   84,000,000   Swedish Krona ...................  2/11/02           (7,833,356)
   90,000,000   Swedish Krona ...................  3/27/02           (8,380,473)
    5,081,700   Swedish Krona ...................   4/2/02             (473,089)
   40,000,000   Swedish Krona ...................  4/22/02           (3,721,226)
   27,000,000   Swedish Krona ...................  4/29/02           (2,511,205)
   60,000,000   Swedish Krona ...................  5/13/02           (5,577,692)
   23,000,000   Swedish Krona ...................  5/21/02           (2,137,510)
    4,000,000   Swedish Krona ...................   6/4/02             (371,557)
   75,000,000   Swedish Krona ...................  6/14/02           (6,964,230)
   26,548,500   Swiss Franc ..................... 10/29/01          (16,407,700)
    5,000,000   Swiss Franc .....................  11/1/01           (3,090,215)
   41,625,000   Swiss Franc .....................  11/5/01          (25,726,914)
    7,000,000   Swiss Franc ..................... 11/13/01           (4,326,741)
   17,855,000   Swiss Franc ..................... 11/19/01          (11,036,841)
   43,000,000   Swiss Franc .....................  12/6/01          (26,583,196)
   18,000,000   Swiss Franc ..................... 12/10/01          (11,128,130)
   16,450,000   Swiss Franc .....................  1/25/02          (10,173,385)
   23,300,000   Swiss Franc .....................  2/11/02          (14,411,985)
   31,000,000   Swiss Franc .....................  3/11/02          (19,179,726)
   11,000,000   Swiss Franc .....................  3/27/02           (6,806,720)
   30,000,000   Swiss Franc .....................   4/2/02          (18,565,236)
   27,250,000   Swiss Franc .....................  4/15/02          (16,866,286)
   31,700,000   Swiss Franc .....................   5/7/02          (19,626,236)
   10,000,000   Swiss Franc .....................  5/21/02           (6,192,374)
   32,000,000   Swiss Franc .....................  6/10/02          (19,820,777)
   21,000,000   Swiss Franc .....................  6/14/02          (13,008,065)
   12,800,000   Swiss Franc .....................  6/21/02           (7,929,451)


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO SELL

   43,000,000   Swiss Franc .....................   7/1/02      $   (26,641,775)
   41,600,000   Swiss Franc .....................  7/15/02          (25,779,712)
   29,750,000   Swiss Franc .....................  8/12/02          (18,443,861)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $2,594,915,681) ................               $(2,630,546,519)
                                                                ===============


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)



ASSETS
   Investments, at value (Cost $3,522,084,730) (Note 1)
      Securities ............................................... $3,276,682,231
      Repurchase Agreement .....................................    423,234,000
                                                                 --------------
   Total Investments ...........................................  3,699,916,231
   Receivable for Fund shares sold .............................     43,098,463
   Dividends and interest receivable ...........................     12,429,838
   Receivable for investment securities sold ...................        392,645
   Prepaid expense .............................................         97,776
                                                                 --------------
      TOTAL ASSETS .............................................  3,755,934,953
                                                                 --------------

LIABILITIES
   Net unrealized depreciation of forward exchange
      contracts (Note 1) .........................   $39,029,459
   Payable for investment securities purchased ...     9,704,622
   Payable for Fund shares redeemed ..............     4,299,324
   Investment advisory fee payable (Note 2) ......     2,355,829
   Transfer agent fees payable (Note 2) ..........       170,416
   Custodian fees payable (Note 2) ...............       143,560
   Due to Custodian ..............................        90,328
   Accrued expenses and other payables ...........       696,524
                                                     -----------
      TOTAL LIABILITIES ........................................     56,490,062
                                                                 --------------
NET ASSETS ..................................................... $3,699,444,891
                                                                 ==============

NET ASSETS CONSIST OF

   Undistributed net investment income ......................... $   43,294,842
   Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies ................    125,222,879
   Net unrealized appreciation of securities, forward exchange
      contracts, foreign currencies and net other assets .......    138,812,623
   Par value ...................................................         20,698
   Paid-in capital in excess of par value ......................  3,392,093,849
                                                                 --------------
      TOTAL NET ASSETS ......................................... $3,699,444,891
                                                                 ==============

NET ASSET VALUE, offering  and  redemption  price  per  share
($3,699,444,891 (DIVIDE) 206,981,835 shares of common stock
      outstanding) .............................................         $17.87
                                                                         ======



=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2001 (Unaudited)

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $4,863,935) ..  $  53,846,676
   Interest ....................................................      9,225,189
                                                                  -------------
      TOTAL INVESTMENT INCOME ..................................     63,071,865
                                                                  -------------
EXPENSES
   Investment advisory fee (Note 2) ................. $ 24,607,446
   Custodian fees (Note 2) ..........................      867,838
   Administration fee (Note 2) ......................      692,229
   Transfer agent fees (Note 2) .....................      451,395
   Legal and audit fees .............................       68,871
   Directors' fees and expenses (Note 2) ............       15,829
   Other ............................................      494,810
                                                      ------------
      TOTAL EXPENSES ..........................................      27,198,418
                                                                  -------------
NET INVESTMENT INCOME .........................................      35,873,447
                                                                  -------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities ..............................................      53,806,028
      Forward exchange contracts ..............................     143,934,908
      Foreign currencies and net other assets .................      (1,225,645)
                                                                  -------------
   Net realized gain on investments during the period .........     196,515,291
                                                                  -------------
   Net unrealized appreciation (depreciation) of:
      Securities ..............................................    (365,348,118)
      Forward exchange contracts ..............................    (218,662,192)
      Foreign currencies and net other assets .................         388,853
                                                                  -------------
   Net unrealized depreciation of investments during the period    (583,621,457)
                                                                  -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ...............    (387,106,166)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................   $(351,232,719)
                                                                  =============




=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                 SIX MONTHS
                                                                    ENDED           YEAR
                                                                   3/31/01          ENDED
                                                                 (UNAUDITED)       3/31/00
                                                                -------------   --------------

Net investment income .......................................  $   35,873,447   $   36,846,199
Net realized gain on securities, forward exchange contracts
   and currency transactions during the period ..............     196,515,291      232,347,747
Net unrealized depreciation of securities, forward exchange
   contracts, foreign currencies and net
   other assets during the period ...........................    (583,621,457)     (99,796,729)
                                                               --------------   --------------
Net increase (decrease) in net assets resulting from
   operations ...............................................    (351,232,719)     169,397,217
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income ................................................          --          (32,450,692)
   Distributions to shareholders from net realized
      gain on investments ...................................          --         (349,716,596)
   Distributions to shareholders in excess of net realized
      gain on investments ...................................          --          (46,446,361)
Net increase in net assets from Fund share transactions
   (Note 4) .................................................     389,165,681      684,224,167
                                                               --------------   --------------
Net increase in net assets ..................................      37,932,962      425,007,735

NET ASSETS
Beginning of period .........................................   3,661,511,929    3,236,504,194
                                                               --------------   --------------
End of period (including undistributed net investment
   income of $43,294,842 and $7,421,395, respectively) ......  $3,699,444,891   $3,661,511,929
                                                               ==============   ==============



=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                    ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   9/30/01         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)      3/31/01       3/31/00       3/31/99       3/31/98       3/31/97
                                                 -----------    -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of period ..........    $19.52         $21.10         $18.08        $18.98        $15.46        $14.28
                                                   ------         ------         ------        ------        ------        ------
Income from investment operations:

Net investment income (a) .....................      0.17           0.22           0.23          0.23          0.26          0.12
Net realized and unrealized gain (loss)
   on investments .............................     (1.82)          0.92           3.64          0.24          4.62          2.18
                                                   ------         ------         ------        ------        ------        ------
      Total from investment

         operations ...........................     (1.65)          1.14           3.87          0.47          4.88          2.30
                                                   ------         ------         ------        ------        ------        ------
DISTRIBUTIONS:
   Dividends from net investment
      income ..................................        --          (0.21)         (0.26)        (0.38)        (0.79)        (0.19)
   Dividends in excess of net
      investment income .......................        --             --             --            --         (0.08)        (0.36)
   Distributions from net

      realized gains ..........................        --          (2.23)         (0.59)        (0.99)        (0.49)        (0.57)
   Distributions in excess of net
      realized gains ..........................        --          (0.28)            --            --            --            --
                                                   ------         ------         ------        ------        ------        ------
      Total distributions .....................        --          (2.72)         (0.85)        (1.37)        (1.36)        (1.12)
                                                   ------         ------         ------        ------        ------        ------
Net asset value, end of period ................    $17.87         $19.52         $21.10        $18.08        $18.98        $15.46
                                                   ======         ======         ======        ======        ======        ======
Total return (b) ..............................     (8.45)%         5.17%         21.68%         3.03%        33.09%        16.66%
                                                   ======         ======         ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ...........$3,699,445     $3,661,512    $ 3,236,504    $2,589,574    $2,527,941    $1,441,210
Ratio of operating expenses to average
   net assets (c) .............................      1.38%(d)       1.38%          1.38%         1.41%         1.42%         1.58%
Ratio of net investment income to
   average net assets .........................      1.82%(d)       1.06%          1.10%         1.26%         1.05%         0.73%
Portfolio turnover rate .......................         5%            12%            16%           23%           16%           20%



------------------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively. The effect of the waiver had no impact on the net investment income for the years ended March 31, 1998 and 1997.

(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were 1.43% and 1.58%, respectively.

(d) Annualized.




=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------


by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.


================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker. For the six months ended September 30, 2001 the Fund reimbursed Tweedy, Browne Company LLC $399 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $46.1 million, as of September 30, 2001, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (formerly

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

known as First Data Investor Services Group, Inc.) (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group Inc.
Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                       FEES ON ASSETS - (4/1/2001 - 6/30/2001)
                                       --------------------------------------

                                                      BETWEEN
                                                   $500 MILLION
                                     UP TO              AND            EXCEEDING
                                 $500 MILLION       $1 BILLION        $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                     0.03%              0.01%
--------------------------------------------------------------------------------

                                  FEES ON ASSETS - (7/1/2001 - 9/30/2001)
--------------------------------------------------------------------------------

                                           BETWEEN        BETWEEN
                                        $500 MILLION    $1 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $500 MILLION      $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%            0.02%       0.015%
--------------------------------------------------------------------------------

                                           BETWEEN        BETWEEN
                                        $100 MILLION    $2 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $100 MILLION      $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees           0.03%             0.01%          0.0075%      0.006%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy,

================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2001, aggregated $680,349,786 and $182,310,572, respectively.

     At September 30, 2001, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $622,088,829 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $444,257,328.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------
                      SIX MONTHS ENDED 9/30/01            YEAR ENDED 3/31/01
--------------------------------------------------------------------------------
                      SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold                71,847,407  $ 1,426,054,688    158,244,986  $ 3,359,524,593
Reinvested              --              --          20,280,431      403,350,992
Redeemed           (52,440,315)  (1,036,889,007)  (144,314,189)  (3,078,651,418)
--------------------------------------------------------------------------------
Net Increase        19,407,092   $  389,165,681     34,211,228   $  684,224,167
--------------------------------------------------------------------------------

5.   FOREIGN SECURITIES

     Investing  in  securities  of foreign  companies  and  foreign  governments
involves  economic  and  political  risks  and   considerations   not  typically
associated with investing in US companies and the US Government. These



================================================================================

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2001, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2001, the Company did not borrow, on behalf of the Fund, under the Agreement.

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                [GRAPHIC OMITTED]
                                NORTHAMERICA LOGO


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCK-DOMESTIC--76.2%
              ADVERTISING--0.7%
      11,580  Grey Global Group Inc. ............................. $  6,403,740
                                                                   ------------
              AUTOMOTIVE PARTS--0.8%
     739,000  Dollar Thrifty Automotive Group, Inc.(DAGGER) ......    7,353,050
                                                                   ------------
              BANKING--8.2%
      45,300  BancFirst Corporation ..............................    1,549,260
      20,400  CCBT Financial Companies Inc. ......................      510,408
     112,650  Comerica Inc. ......................................    6,240,810
       4,500  Community Financial Group-Bank of Nashville ........       63,000
     727,295  Hibernia Corporation, Class A ......................   11,891,273
      45,981  Mid-America Bancorp ................................    1,154,123
     196,700  PNC Financial Services Group, Inc. .................   11,261,075
     802,520  Popular Inc. .......................................   25,038,624
     360,000  Wells Fargo & Company ..............................   16,002,000
      39,004  Whitney Holding Corporation ........................    1,677,172
                                                                   ------------
                                                                     75,387,745
                                                                   ------------
              BASIC INDUSTRIES--3.1%
     215,700  Gorman-Rupp Company ................................    4,184,580
     461,700  Rayonier Inc.(DAGGER) ..............................   18,684,999
      64,000  Tecumseh Products Company, Class A .................    2,913,920
      66,100  Tecumseh Products Company, Class B .................    2,868,740
                                                                   ------------
                                                                     28,652,239
                                                                   ------------
              BROADCAST, RADIO & TV--2.6%
     668,060  Comcast Corporation, Class A(DAGGER) ...............   23,963,312
                                                                   ------------
              BUSINESS AND COMMERCIAL SERVICES--0.7%
      37,000  HUB Group Inc., Class A(DAGGER) ....................      392,200
       5,200  IIC Industries Inc.(DAGGER) ........................       66,300
     406,897  Wallace Computer Services Inc. .....................    6,469,662
                                                                   ------------
                                                                      6,928,162
                                                                   ------------
              CHEMICALS--0.6%
     275,000  International Specialty Products Inc.(DAGGER) ......    2,428,250
     232,900  Oil-Dri Corporation of America .....................    1,641,945
      77,500  Stepan Company .....................................    1,398,875
                                                                   ------------
                                                                      5,469,070
                                                                   ------------
              CONSUMER NON-DURABLES--0.3%
     347,500  M & F Worldwide Corporation(DAGGER) ................    1,650,625
                                                                   ------------

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCK-DOMESTIC
              CONSUMER NON-DURABLES--(CONTINUED)
      57,200  Village Super Market Inc., Class A(DAGGER) ......... $  1,015,300
                                                                   ------------
                                                                      2,665,925
                                                                   ------------
              CONSUMER SERVICES--2.9%
     816,000  ProQuest Company(DAGGER) ...........................   26,846,400
                                                                   ------------
              ELECTRONIC EQUIPMENT--0.5%
     253,200  Regal-Beloit Corporation ...........................    4,620,900
                                                                   ------------
              ENGINEERING AND CONSTRUCTION--0.0%(DAGGER)(DAGGER)
     166,700  RDO Equipment Company, Class A(DAGGER) .............      471,761
                                                                   ------------
              FINANCIAL SERVICES--17.2%
     834,390  American Express Company ...........................   24,247,374
     602,400  Credit Acceptance Corporation(DAGGER) ..............    5,264,976
     535,680  Freddie Mac ........................................   34,819,200
     623,500  Household International Inc. .......................   35,152,930
      41,600  Kent Financial Services Inc.(DAGGER) ...............      160,368
   1,169,400  MBIA Inc. ..........................................   58,470,000
      30,000  Wachovia Corporation ...............................      930,000
                                                                   ------------
                                                                    159,044,848
                                                                   ------------
              FOOD AND BEVERAGES--3.1%
     128,200  Coca-Cola Bottling Company .........................    4,839,550
   1,390,650  Panamerican Beverages Inc., Class A ................   23,432,453
                                                                   ------------
                                                                     28,272,003
                                                                   ------------
              HEALTH CARE--1.3%
     166,824  Johnson & Johnson ..................................    9,242,050
     246,000  Spacelabs Medical Inc.(DAGGER) .....................    3,001,200
                                                                   ------------
                                                                     12,243,250
                                                                   ------------
              INSURANCE--15.4%
     408,900  21st Century Insurance Group Inc. ..................    7,196,640
      77,400  American Indemnity Financial Corporation ...........       77,400
     165,125  American National Insurance Company ................   13,375,125
     463,500  Great American Financial Resources Inc. ............    8,412,525
      16,520  Kansas City Life Insurance Company .................      594,720
     119,000  Leucadia National Corporation ......................    3,712,800
      21,600  Merchants Group Inc. ...............................      443,880
     110,000  National Western Life Insurance Company,Class A(DAGGER)11,121,000
      43,200  Navigators Group Inc.(DAGGER) ......................      757,028
     264,000  SCPIE Holdings Inc. ................................    4,250,400
     817,000  Torchmark Corporation ..............................   31,863,000


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCK-DOMESTIC
              INSURANCE--(CONTINUED)
     716,937  Transatlantic Holdings Inc. ........................ $ 60,552,499
                                                                   ------------
                                                                    142,357,017
                                                                   ------------
              METALS AND METAL PRODUCTS--0.1%
     100,000  Schnitzer Steel Industries Inc., Class A ...........    1,093,000
                                                                   ------------
              OFFICE FURNISHINGS--0.9%
     375,440  HON Industries Inc. ................................    8,244,662
                                                                   ------------
              PHARMACEUTICALS--4.5%
     177,230  Bristol-Myers Squibb Company .......................    9,846,899
     844,000  Schering-Plough Corporation ........................   31,312,400
                                                                   ------------
                                                                     41,159,299
                                                                   ------------
              PRINTING AND PUBLISHING--1.3%
   1,125,510  Hollinger International Inc. .......................   11,817,855
                                                                   ------------
              REAL ESTATE--3.6%
   1,012,500  Federated Investors Inc., Class B ..................   29,970,000
     108,000  Koger Equity, Inc. .................................    1,868,400
      13,200  Mays (J.W.) Inc.(DAGGER) ...........................      137,940
      55,225  Ramco-Gershenson Properties Trust ..................      906,795
                                                                   ------------
                                                                     32,883,135
                                                                   ------------
              RESTAURANT CHAINS--2.1%
     702,800  McDonald's Corporation .............................   19,073,992
                                                                   ------------
              RETAIL--0.9%
     194,765  Discount Auto Parts Inc.(DAGGER) ...................    2,687,757
     102,650  EZCORP Inc., Class A(DAGGER) .......................      179,637
      54,500  Friedman's Inc., Class A ...........................      384,770
     309,960  Syms Corporation(DAGGER) ...........................    1,521,904
     960,500  Value City Department Stores Inc.(DAGGER) ..........    3,304,120
                                                                   ------------
                                                                      8,078,188
                                                                   ------------
              TELECOMMUNICATIONS--1.2%
      93,600  Commonwealth Telephone Enterprises Inc.(DAGGER) ....    3,439,800
   2,437,110  RCN Corporation(DAGGER) ............................    7,798,752
                                                                   ------------
                                                                     11,238,552
                                                                   ------------
              TRANSPORTATION/TRANSPORTATION SERVICES--4.2%
     650,400  GATX Corporation ...................................   21,879,456
     141,570  Werner Enterprises Inc. ............................    2,367,050


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCK-DOMESTIC
              TRANSPORTATION/TRANSPORTATION SERVICES--(CONTINUED)
     856,000  Wisconsin Central Transportation Corporation(DAGGER) $ 14,620,480
                                                                   ------------
                                                                     38,866,986
                                                                   ------------
              TOTAL COMMON STOCK-DOMESTIC
              (COST $532,492,950) ................................  703,135,091
                                                                   ------------

              COMMON STOCK-FOREIGN--19.3%
              GERMANY--2.9%
     925,000  Bayer AG, Sponsored ADR ............................   26,485,340
                                                                   ------------
              ITALY--0.5%
     407,000  Industrie Natuzzi SPA, Sponsored ADR ...............    4,456,650
                                                                   ------------
              JAPAN--3.3%
      67,000  Amatsuji Steel Ball Manufacturing Company Ltd. .....      484,236
         100  Coca-Cola Central Japan Company Ltd.(DAGGER) .......      662,397
     326,000  Fujitec Company Ltd. ...............................    1,173,961
     293,000  Fukuda Denshi Company Ltd. .........................    7,772,012
     109,000  Inaba Denki Sangyo Company Ltd. ....................    1,276,379
      95,000  Matsumoto Yushi-Seiyaku Company Ltd. ...............    1,435,406
     107,000  Nippon Cable System Inc. ...........................      987,996
     118,000  Nippon Konpo Unyu Soko Company Ltd. ................      864,719
      52,000  Nitto FCI Company Ltd. .............................      186,385
     119,000  Riken Vitamin Company Ltd. .........................    1,828,003
      30,000  Sanko Sangyo Company Ltd. ..........................      194,787
     130,600  Sanyo Shinpan Finance Company Ltd. .................    3,749,282
      63,800  Shikoku Coca-Cola Bottling Company Ltd. ............      538,227
     220,000  Sonton Food Industry Company Ltd. ..................    1,625,115
      88,600  Takefuji Corporation ...............................    6,991,017
     162,000  Torishima Pump Manufacturing Company Ltd. ..........      726,165
                                                                   ------------
                                                                     30,496,087
                                                                   ------------
              NETHERLANDS--3.1%
     837,074  ABN-Amro Holding NV, ADR ...........................   13,912,170
     218,600  Akzo Nobel NV, Sponsored ADR .......................    8,888,276
      36,500  Holdingmaatschappij De Telegraaf NV ................      530,195
     107,857  Unilever NV, ADR ...................................    5,826,435
                                                                   ------------
                                                                     29,157,076
                                                                   ------------
              SWEDEN--3.7%
     832,167  Pharmacia Corporation, Depository Shares ...........   33,752,693
                                                                   ------------

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                                       MARKET
                                                                       VALUE
  SHARES                                                              (NOTE 1)
 --------                                                            ----------

              COMMON STOCK-FOREIGN
              SWITZERLAND--1.6%
     268,000  Nestle SA, Registered, ADR ......................... $ 14,299,245
      21,332  Novartis AG, ADR ...................................      830,241
       2,310  Syngenta AG, ADR (DAGGER) ..........................       23,031
                                                                   ------------
                                                                     15,152,517
                                                                   ------------
              UNITED KINGDOM--4.2%
     274,000  Carclo PLC .........................................      267,794
     326,000  Diageo, Sponsored ADR ..............................   13,529,000
     236,274  GlaxoSmithKline PLC, Sponsored ADR .................   13,259,697
     142,000  Hardys & Hansons PLC ...............................      566,614
     364,000  Unilever PLC, Sponsored ADR ........................   10,920,000
                                                                   ------------
                                                                     38,543,105
                                                                   ------------
              TOTAL COMMON STOCK-FOREIGN
              (COST $145,002,268) ................................  178,043,468
                                                                   ------------


     FACE
     VALUE
     -----
              U.S. TREASURY BILLS--0.2%
              (COST $1,488,692)
$  1,500,000  4.816%** due 11/29/01 ..............................    1,494,271
                                                                   ------------

              REPURCHASE AGREEMENT--3.8%
              (COST $35,427,000)
  35,427,000  Agreement with UBS Warburg LLC, 3.220% dated 9/28/01, to be repurchased at $35,436,506 on 10/1/01,
              collateralized by $25,974,000 U.S. Treasury Bonds,
              8.875% due 8/15/17 (market value $36,136,328) ......   35,427,000
                                                                   ------------
TOTAL INVESTMENTS (COST $714,410,910*) ............   99.5%         918,099,830
OTHER ASSETS AND LIABILITIES (NET) ................    0.5            4,682,849
                                                     -----         ------------
NET ASSETS ........................................  100.0%        $922,782,679
                                                     -----         ------------

-----------------
  * AGGREGATE COST FOR FEDERAL TAX PRPOSES.
 ** RATE REPRESENTS  ANNUALIZED YIELD AT DATE OF PURCHASE.
(DAGGER) NON-INCOME PRODUCING SECURITY.
(DAGGER)(DAGGER) AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS.

ABBREVIATIONS:
ADR--AMERICAN DEPOSITORY RECEIPT

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  SCHEDULE OF FORWARD EXCHANGE CONTRACTS
--------------------------------------------------------------------------------

September 30, 2001 (Unaudited)


                                                 CONTRACT             MARKET
                                                  VALUE                VALUE
 CONTRACTS                                         DATE              (NOTE 1)
 ---------                                      ----------          ----------

FORWARD EXCHANGE CONTRACTS TO BUY
    1,850,000   European Economic Union Euro ....  12/6/01        $   1,680,336
      400,000   European Economic Union Euro ....  12/6/01              363,316
    4,500,000   European Economic Union Euro ....  3/27/02            4,075,740
    1,750,000   Great Britain Pound Sterling ....  12/6/01            2,563,548
      150,000   Great Britain Pound Sterling ....  2/11/02              218,995
    1,400,000   Great Britain Pound Sterling ....  3/27/02            2,039,660
    1,000,000   Great Britain Pound Sterling ....  3/27/02            1,456,900
  310,000,000   Japanese Yen ....................  2/12/02            2,625,897
      700,000   Swiss Franc .....................  12/6/01              432,750
      700,000   Swiss Franc .....................  12/6/01              432,750
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $15,835,053) ...................                 $  15,889,892
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
    2,250,000   European Economic Union Euro ....  12/6/01        $  (2,043,652)
    4,500,000   European Economic Union Euro ....  3/27/02           (4,098,211)
   10,000,000   European Economic Union Euro ....  4/22/02           (9,052,595)
      225,000   European Economic Union Euro ....  5/13/02             (203,600)
       93,000   European Economic Union Euro ....  5/21/02              (84,141)
    1,650,000   European Economic Union Euro ....  6/10/02           (1,492,248)
   15,500,000   European Economic Union Euro ....   9/9/02          (14,003,160)
    1,750,000   Great Britain Pound Sterling ....  12/6/01           (2,563,548)
      150,000   Great Britain Pound Sterling ....  2/11/02             (218,995)
   15,500,000   Great Britain Pound Sterling ....  3/27/02          (22,581,950)
  310,000,000   Japanese Yen ....................  2/12/02           (2,625,897)
  350,000,000   Japanese Yen ....................  4/22/02           (2,978,059)
  315,000,000   Japanese Yen ....................   5/7/02           (2,683,068)
   71,008,000   Japanese Yen ....................  5/21/02             (605,417)
  605,000,000   Japanese Yen ....................  6/10/02           (5,165,495)
1,200,000,000   Japanese Yen ....................  6/21/02          (10,253,528)
  740,000,000   Japanese Yen ....................  7/22/02           (6,338,601)
   47,000,000   Japanese Yen ....................  8/29/02             (403,828)
   62,000,000   Swedish Krona ...................  12/6/01           (5,795,500)
   16,500,000   Swedish Krona ...................   3/6/02           (1,537,522)
   35,000,000   Swedish Krona ...................  3/27/02           (3,259,073)
   12,350,000   Swedish Krona ...................  4/22/02           (1,148,928)
   22,200,000   Swedish Krona ...................   5/7/02           (2,064,184)
   18,000,000   Swedish Krona ...................  6/14/02           (1,671,415)
    2,500,000   Swiss Franc .....................  12/6/01           (1,545,535)
    7,550,000   Swiss Franc .....................  1/15/02           (4,668,859)
      500,000   Swiss Franc .....................  2/11/02             (309,270)
      840,000   Swiss Franc .....................  4/22/02             (519,962)
      800,000   Swiss Franc .....................   5/7/02             (495,299)
      450,000   Swiss Franc .....................  5/13/02             (278,628)
      700,000   Swiss Franc .....................  6/10/02             (433,579)
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $111,152,922) ..................                 $(111,123,751)
                                                                  =============

=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------


September 30, 2001 (Unaudited)


ASSETS
 Investments, at value (Cost $714,410,910) (Note 1)
    SEE ACCOMPANYING SCHEDULE .................................... $918,099,830
 Receivable for Fund shares sold .................................    4,447,361
 Dividends and interest receivable ...............................    1,499,262
 Net unrealized appreciation of forward exchange contracts (Note 1)      84,010
 Prepaid expense .................................................       24,973
                                                                   ------------
    TOTAL ASSETS .................................................  924,155,436
                                                                   ------------

LIABILITIES
 Investment advisory fee payable (Note 2) .......    $  579,714
 Payable for Fund shares redeemed ...............       546,050
 Transfer agent fees payable (Note 2) ...........        69,609
 Due to custodian ...............................        27,223
 Custodian fees payable (Note 2) ................        10,402
 Accrued expenses and other payables ............       139,759
                                                     ----------
    TOTAL LIABILITIES ............................................   1,372,757
                                                                   ------------

 NET ASSETS ...................................................... $922,782,679
                                                                   ------------

NET ASSETS CONSIST OF

 Undistributed net investment income. ............................ $ 2,838,672
 Accumulated net realized gain on securities, forward
    exchange contracts and foreign currencies ....................  34,709,120
 Net unrealized appreciation of securities, forward exchange contracts, foreign currencies and net other assets ........... 203,770,498
 Par value .......................................................       3,992
 Paid-in capital in excess of par value .......................... 681,460,397
                                                                   ------------
    TOTAL NET ASSETS ............................................. $922,782,679
                                                                   ============

NET ASSET VALUE,  offering and redemption price per share
 ($922,782,679 (DIVIDE) 39,918,671 shares of common stock
 outstanding) ....................................................       $23.12
                                                                         ======


=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY, AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended September 30, 2001 (Unaudited)


INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $34,601)         $  6,905,561
   Interest                                                           1,501,120
                                                                   ------------
      TOTAL INVESTMENT INCOME                                         8,406,681
                                                                   ------------
EXPENSES
   Investment advisory fee (Note 2) .............      $ 6,224,962
   Transfer agent fees (Note 2) .................          185,839
   Administration fee (Note 2) ..................          178,866
   Custodian fees (Note 2) ......................           72,553
   Legal and audit fees .........................           31,869
   Directors' fees and expenses (Note 2) ........           25,889
   Other ........................................          126,827
                                                       -----------
      TOTAL EXPENSES .............................................    6,846,805
                                                                   ------------
NET INVESTMENT INCOME ............................................    1,559,876
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities .................................................      430,411
      Forward exchange contracts .................................    8,125,573
      Foreign currencies and net other assets ....................       (4,328)
                                                                   ------------
   Net realized gain on investments during the period ............    8,551,656
                                                                   ------------
   Net change in unrealized depreciation of:
      Securities .................................................  (34,528,691)
      Forward exchange contracts .................................   (9,933,301)
      Foreign currencies and net other assets ....................       (2,842)
                                                                   ------------
   Net unrealized depreciation of investments during the period ..  (44,464,834)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ..................  (35,913,178)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .................................................... $(34,353,302)
                                                                   ============



=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                 SIX MONTHS
                                                                    ENDED           YEAR
                                                                   3/31/01          ENDED
                                                                 (UNAUDITED)       3/31/00
                                                                -------------   --------------
Net investment income ......................................... $   1,559,876   $    3,647,325
Net realized gain on securities, forward exchange contracts
   and currency transactions during the period ................     8,551,656       27,659,748
Net unrealized appreciation (depreciation) of securities,
   forward exchange contracts, foreign currencies and
   net other assets during the period .........................   (44,464,834)      92,124,816
                                                                -------------   --------------
Net increase (decrease) in net assets resulting from
   operations .................................................   (34,353,302)     123,431,889
DISTRIBUTIONS:
   Dividends to shareholders from net investment
      income ..................................................        --           (3,875,392)
   Distributions to shareholders from net realized
      gain on investments .....................................        --          (40,530,140)
Net decrease in net assets from Fund share
   transactions (Note 4) ......................................    (3,267,170)     (24,561,664)
                                                                -------------   --------------
Net increase (decrease)in net assets ..........................   (37,620,472)      54,464,693
NET ASSETS
Beginning of period ...........................................   960,403,151      905,938,458
                                                                -------------   --------------
End of period (including undistributed net investment
   income of $2,838,672 and $1,278,796, respectively) ......... $ 922,782,679   $  960,403,151
                                                                -------------   --------------



=======================SEE NOTES TO FINANCIAL STATEMENTS========================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                    ENDED          YEAR          YEAR          YEAR          YEAR          YEAR
                                                   9/30/01         ENDED         ENDED         ENDED         ENDED         ENDED
                                                 (UNAUDITED)      3/31/01       3/31/00       3/31/99       3/31/98       3/31/97
                                                 -----------    -----------   -----------   -----------   -----------   -----------

Net asset value, beginning of period              $23.95          $21.87         $22.40        $23.04        $16.22        $14.29
                                                   ------         ------         ------        ------        ------        ------
Income from investment operations:
Net investment income (a)                            0.04           0.11           0.27          0.12          0.11          0.13
Net realized and unrealized gain
   (loss) on investments                            (0.87)          3.15           0.01         (0.37)         7.31          2.39
                                                   ------         ------         ------        ------        ------        ------
      Total from investment
         operations                                 (0.83)          3.26           0.28         (0.25)         7.42          2.52
                                                   ------         ------         ------        ------        ------        ------
DISTRIBUTIONS:
   Dividends from net investment
      income                                           --          (0.10)         (0.28)        (0.14)        (0.17)        (0.17)
   Distributions from net realized
      gains                                            --          (1.08)         (0.53)        (0.25)        (0.43)        (0.42)
                                                   ------         ------         ------        ------        ------        ------
      Total distributions                              --          (1.18)         (0.81)        (0.39)        (0.60)        (0.59)

Net asset value, end of period                     $23.12         $23.95         $21.87        $22.40        $23.04        $16.22
                                                   ======         ======         ======        ======        ======        ======
Total return (b)                                    (3.46)%        14.81%          1.24%        (1.09)%       46.14%        17.75%
                                                   ======         ======         ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s)              $922,783       $960,403       $905,938    $1,078,214    $1,011,238      $342,467
Ratio of operating expenses to
   average net assets (c)                            1.37%(d)       1.36%          1.37%         1.39%         1.39%         1.39%
Ratio of net investment income
   to average net assets                             0.31%(d)       0.40%          1.13%         0.55%         0.69%         0.92%
Portfolio turnover rate                                 1%            10%            19%           16%            6%           16%



------------------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998 and 1997 were $0.12, $0.11 and $0.11, respectively.

(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998 and 1997 were 1.40%, 1.41% and 1.52%, respectively.

(d) Annualized.



================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.


================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available.

     Tweedy, Browne Company LLC collects transaction charges from the Fund to cover the cost of such charges incurred when clearing US securities through its clearing broker,. For the six months ended September 30, 2001, the Fund reimbursed Tweedy, Browne Company LLC $484 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

     EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $33.6 million, as of September 30, 2001, of their own money invested in the Fund.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

Financial Services Group Inc. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                       FEES ON ASSETS - (4/1/2001 - 6/30/2001)
                                       -----------------------------------------

                                                      BETWEEN
                                                   $500 MILLION
                                     UP TO              AND            EXCEEDING
                                 $500 MILLION       $1 BILLION        $1 BILLION
--------------------------------------------------------------------------------
Administration Fees                  0.06%            0.04%              0.02%
--------------------------------------------------------------------------------

                                     UP TO           EXCEEDING
                                 $100 MILLION      $100 MILLION
--------------------------------------------------------------------------------
Accounting Fees                     0.03%              0.01%
--------------------------------------------------------------------------------

                                       FEES ON ASSETS - (7/1/2001 - 9/30/2001)
                                       -----------------------------------------

                                           BETWEEN        BETWEEN
                                        $500 MILLION    $1 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $500 MILLION      $1 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Administration Fees        0.06%           0.04%            0.02%       0.015%
--------------------------------------------------------------------------------

                                           BETWEEN        BETWEEN
                                        $100 MILLION    $2 BILLION
                           UP TO             AND            AND        EXCEEDING
                       $100 MILLION      $2 BILLION     $4 BILLION    $4 BILLION
--------------------------------------------------------------------------------
Accounting Fees           0.03%             0.01%          0.0075%      0.006%
--------------------------------------------------------------------------------

     Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

     Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect, wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2001, aggregated $54,544,302 and $5,425,759, respectively.

     At September 30, 2001, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $253,433,141 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $49,744,221.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------
                      SIX MONTHS ENDED 9/30/01            YEAR ENDED 3/31/01
--------------------------------------------------------------------------------
                      SHARES         AMOUNT            SHARES          AMOUNT
--------------------------------------------------------------------------------
Sold                  3,961,802   $  97,851,508      11,242,103   $ 265,268,571
Reinvested               --              --           1,635,876      40,935,195
Redeemed             (4,149,247)   (101,118,678)    (14,199,054)   (330,765,430)
--------------------------------------------------------------------------------
Net Decrease           (187,445)  $  (3,267,170)     (1,321,075)  $ (24,561,664)
--------------------------------------------------------------------------------


5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different

================================================================================

TWEEDY,BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.   LINE OF CREDIT

     The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 27, 2001, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the six months ended September 30, 2001, the Company did not borrow, on behalf of the Fund, under the Agreement.

================================================================================

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

                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789
                                 www.tweedy.com